ND Holdings, Inc.
                                  1 North Main
                               Minot, North Dakota


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 1997


To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Company"), will be held on Friday, May
9, 1997, at 10:00 a.m. at the offices of the Company at 1 North
Main, Minot, North Dakota, for the following purposes:

     1.    To elect a Board of Directors for the ensuing year;

     2. To approve the appointment of the accounting firm of Brady, Martz & Associates, P.C., Certified Public
           Accountants as the Independent Auditors for the Company;
           and

     3. To transact any other business which may properly come before the Meeting or any adjournments thereof.

Only Shareholders of record on the close of business on March 31, 1997, are entitled to vote at the Meeting or any adjournments thereof.

Enclosed are a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996, your proxy and the Company's Proxy Statement.

If you are unable to be present at the meeting in person, please mark, date, sign, and return the enclosed proxy in the stamped, self-addressed envelope.

Thank you.


                                   Robert E. Walstad
                                   President

Minot, North Dakota
April 19, 1996

                          IMPORTANT

Your proxy and return envelope are enclosed with this notice. In order to assure a quorum for the transaction of business at the meeting, each shareholder is asked to sign and return his or her proxy in the enclosed envelope. Every proxy is important, whether you own few or many shares. PLEASE DO IT TODAY!

                        ND HOLDINGS, INC.
                         1 North Main
                         Minot, ND 58701


                         PROXY STATEMENT
                               FOR
                  ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement is furnished to the Shareholders of ND Holdings, Inc. (respectively, the "Shareholders" and the "Company") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on May 9, 1997 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification.
If no choice is specified on a proxy, the shares it represents will be voted FOR the election of seven (7) Directors of the Company, FOR the approval of Brady, Martz and Associates, P.C. as the Company's Independent Auditors for the next fiscal year and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about April 19, 1997, to Shareholders eligible to vote at the Meeting. Concurrently, with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended December
31, 1996.

     The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph, facsimile or other personal solicitations of certain Shareholders and brokers by one or more of the Directors, by Officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on March 31, 1997 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of March 31, 1997, the Company had outstanding 8,123,586 shares of common stock ("shares"), with each share being entitled to one vote.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the date of this Proxy Statement the stock ownership of each person known by the Company to be the beneficial owner of five (5%) percent or more of the Company's common stock, all Directors and Executive Officers individually and all Directors and Officers of the Company as a group. The Company believes that each person has sole voting and investment power with respect to the shares shown, except as noted.

                                                     Percentage
                                        Shares       of Shares
     Executive Officers             Beneficially    Beneficially
     and Directors:                    Owned           Owned
     ___________________________    ____________    ____________

     Richard J. Backes
     201 5th Ave.
     Glenburn, ND  58740               23,100(8)          *

     Vance A. Castleman
     #7 Country Club Acres
     Minot, ND  58703                 150,000(2)         1.8%

     Daniel L. Feist
     1111 Robert Street
     Minot, ND  58703                  23,100(8)          *

     Lyle E. McLain
     R.R. 1 Box 36
     Mohall, ND  58761                 19,488(3)          *

     Peter A. Quist
     1821 S. Grandview Lake, #8
     Bismarck, ND  58501               67,100(9)          *

     Robert E. Walstad
     2512 Bel Air Drive
     Minot, ND  58703                 823,420(4)        10.0%

     Richard H. Walstad
     2822 27th Street S.
     Fargo, ND  58103                  32,697(5)          *

     Jacqueline L. Picken
     1311 33rd Ave SW
     Minot, ND  58701                  45,184(7)          *

     Dan Korgel
     1212 7th St NE
     Minot, ND  58703                  19,909(10)         *

     All directors and officers
     of the Company as a group
     (9 persons named above)        1,203,998           14.7%
_____________________________

* Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 5,075 shares held in Vance A. Castleman's IRA account and 4,550 shares held in Arlene Castleman's IRA account.

(3)  Includes 3,210 shares held in the name of Lyle E. and Cynthia
     L. McLain, 2,509 shares in Lyle E. McLain's IRA account and 2,509 shares in Cynthia L. McLain's IRA account, as well as 160 Shares controlled by Cynthia L. McLain under the UGMA. Also includes 10,100 warrants exercisable at a price of approximately $1.62 per share.

(4) Includes 101,000 shares held by Robert E. Walstad, 10,000 shares held by his son Mark A. Walstad, and 2,420 shares held by his wife, Shirley J. Walstad, in which he disclaims any beneficial interest. Also includes 710,000 warrants exercisable at a price of approximately $1.62 per share.

(5) Includes 3,630 shares held by Richard H. Walstad and 12,100 shares held by Cook Sign Co. of Fargo of which Richard H. Walstad is owner and president, and 6,667 shares owned by Richard H. Walstad's wife, Jaynee Walstad. Also includes 10,300 warrants exercisable at a price of approximately $1.62 per share.

(6) Includes 8,811 shares held in Jacqueline L. Picken's husband's IRA account (Jeff Case).

(7) Includes 16,598 warrants exercisable at a price of approximately $1.62 per share held in Jacqueline L. Picken's husband's IRA account (Jeff Case).

(8) Includes 11,000 warrants exercisable at a price of approximately $1.62 per share.

(9) Includes 55,000 warrants exercisable at a price of approximately $1.62 per share.

(10) Includes 15,420 warrants exercisable at a price of approximately $1.62 per share.

DIRECTORS & EXECUTIVE OFFICERS

     Election of Directors

     The Directors have voted to nominate seven (7) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company. All of the nominees are currently Directors of the Company.

                          Terms of Office        Positions and
                             with the            Offices with
Name                Age      Company              the Company
__________________  ___  __________________  ______________________

Richard J. Backes    71  5-04-88 to Present         Director
Vance A. Castleman   53  3-25-94 to Present         Director
Daniel L. Feist      64  5-04-88 to Present         Director
Lyle E. McLain       63  5-04-88 to Present         Director
Peter A. Quist       63  5-04-88 to Present    Vice President and
                                                      Director
Robert E. Walstad    52  9-22-87 to Present  President and Director
Richard H. Walstad   58  5-04-88 to Present         Director

     The Company's Articles of Incorporation allow cumulative voting only under the following procedure:

     Each Shareholder entitled to vote for Directors has the right to cumulate those votes in the election of Directors by giving written notice of such intent to any officer of the Corporation before the Annual Meeting or the presiding officer at the Annual Meeting at any time before the election of Directors, in which case:

     1. The presiding officer at the Meeting shall announce, before the election of Directors, that Shareholders may cumulate their votes; and


     2. Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle as applied to any number of candidates.

     Therefore, unless the above described procedure is implemented, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all of one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, Directorships and certain other affiliations and information are set forth below:

Richard J. Backes - Farmer (1950-Present); Former North Dakota
State Highway Commissioner (1989-1993), Former North Dakota State
Representative (Majority Floor Leader);

Vance A. Castleman - Real Estate Developer (1986-Present); Former
Director Minot Area Development Corporation; Commissioner, Ward
County Planning Commission (past five years);

Daniel L. Feist - Contractor (1955-Present); Real Estate Broker
(1963-Present); Director, First Bank, Minot (past five years);
Director, Investors Real Estate Trust (past five years);

Lyle E. McLain - Farmer (1950-Present); Director, Former Chairman, Farm Credit Banks, 7th Dist., St. Paul, Minnesota; Director, Excel Manufacturing Co. (1986-Present);

Peter A. Quist - Vice President and Director of ND Holdings, Inc. (1988-Present); ND Tax-Free Fund, Inc. (1988-Present), Montana Tax-Free Fund, Inc. (1993-Present), and Integrity Fund of Funds, Inc. (1994-Present); Vice President, Secretary, and Director of ND Money Management, Inc., ND Capital, Inc. (1988-Present), and ND Resources, Inc. (1989-Present); Vice President, Secretary, and Director of ND Insured Income Fund, Inc. (1990-Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993-Present); Currently a licensed North Dakota attorney; Former North Dakota Securities Commissioner (1983-1988);

Robert E. Walstad - President and Director of ND Holdings, Inc. (1987-Present); President, Treasurer, and Director of ND Tax-Free Fund, Inc. (1988-Present), ND Money Management, Inc. (1988-Present), ND Resources, Inc. (1989-Present), ND Insured Income Fund, Inc. (1990-Present), Montana Tax-Free Fund, Inc. (1993-Present), South Dakota Tax-Free Fund, Inc. (1993-Present), and Integrity Fund of Funds, Inc. (1994-Present); Formerly Vice President and Branch Manager of Dean Witter Reynolds; Associated with Securities Industry as an NASD licensed registered representative from 1972-Present;

Richard H. Walstad - President/Owner, Cook Sign Co. of Fargo (1978-Present); Past Chairman, Fargo Cass County Economic Development
Corp., Fargo;

     Family Relationships.

     Richard H. Walstad, a Director of the Company, is the brother of Robert E. Walstad the President and a Director of the Company. There are no other family relationships among executive officers, directors or persons nominated to such positions nor any arrangements or understandings between any Director and any other person pursuant to which any Director was elected as such..

     Each Director will be elected to serve until the next Annual
Meeting of Shareholders in 1997 or until a successor is duly elected and qualified.

     During the fiscal year ended December 31, 1996, four (4) regular meetings of the Board of Directors were held. All Directors attended at least 75% of the meetings. Directors (other than employees who are also directors) received cash compensation of $300 per meeting for their services as such, in addition they were reimbursed their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company.

     During the fiscal year ended December 31, 1996, the Company did not have standing Audit, Compensation and Nominating Committees of the Board of Directors. However, during fiscal 1997, the Company plans to form an Audit Committee. No member of the Audit Committee will receive any additional compensation for his service as a member of that Committee. The Audit Committee will be responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee will oversee the external audit coverage, including the annual nomination of the independent public accountants, review accounting policies and policy decisions, review the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, review with Management the Management's Discussion and Analysis section of the Annual Report, review the letter of Management representations give to the independent public accountants, meet privately with the independent public accountants to discuss all pertinent matters, and report regularly to the Board of Directors regarding its activities.

     Executive Officers

     The Executive Officers of the Company include each of the director Nominees set forth as well as two additional individuals whose age, principal occupation during the past five (5) years, and certain other affiliations and information are set forth below:


                          Terms of Office        Positions and
                             with the            Offices with
Name                Age      Company              the Company
__________________  ___  __________________  ______________________

Richard J. Backes    71  5-04-88 to Present         Director
Vance A. Castleman   53  3-25-94 to Present         Director
Daniel L. Feist      64  5-04-88 to Present         Director
Lyle E. McLain       63  5-04-88 to Present         Director
Peter A. Quist       63  5-04-88 to Present    Vice President and
                                                      Director
Robert E. Walstad    52  9-22-87 to Present  President and Director
Richard H. Walstad   58  5-04-88 to Present         Director

     Other Executive Officers

                          Terms of Office        Positions and
                             with the            Offices with
Name                Age      Company              the Company
__________________  ___  __________________  ______________________

Jacqueline L. Picken 49  5-04-88 to Present        Secretary
Dan Korgel           49  5-04-88 to Present        Treasurer

Jacqueline L. Picken - Secretary of ND Holdings, Inc. (1988-
Present); Executive Assistant to Robert E. Walstad, President of ND Holdings, Inc. (1988-Present);

Dan Korgel - Treasurer of ND Holdings, Inc. (1988-Present);
Portfolio manager of the ND Tax-Free Fund, Inc. (1988-Present), ND Insured Income Fund, Inc. (1990-Present), SD Tax-Free Fund, Inc.
(1993-Present), Montana Tax-Free Fund, Inc. (1993-Present), and
Integrity Fund of Funds, Inc. (1994-Present);

     During the past five (5) years, none of the foregoing
Directors or Executive Officers has:

     (a) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two (2) years prior to that time;

     (b) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

     (c) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

     (d) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     Executive Compensation

     The following table and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated Executive Officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                           TABLE 1
                  SUMMARY COMPENSATION TABLE

                                            Long Term Compensation
                                      ___________________________________
             Annual Compensation            Awards        Payouts
          ___________________________ ___________________ _______

                              Other                                 All
                              Annual  Restricted                   Other
Name and               Commi- Compen-   Stock              LTIP   Compen-
Principal       Salary sions  sation    Awards   Options/ Payouts sation
Position   Year   $)    ($)     ($)      ($)       SARs     ($)     ($)
_________  ____ ______ ______ _______ __________ ________ _______ _______
Robert E.
Walstad,
Chairman, 1994  48,000 37,608       0          0        0       0       0
President 1995  52,000 27,991       0          0        0       0       0
and CEO         60,000 10,836       0          0        0       0       0


     All officers and Directors of the Corporation received total remuneration of $201,220, including salaries and commissions paid to officers, for the fiscal year ended December 31, 1996. No executive officer or Director of the Corporation received total remuneration exceeding $100,000.

     Transactions With Management and Others

     No director or officer of the Company is or has been at any time since January 1, 1996 (beginning of the Company's last fiscal year), indebted to the Company in excess of $60,000.

     Compliance With Section 16(a) of the Exchange Act

     The Company first became subject to the reporting requirements of the Securities and Exchange Act of 1934 during fiscal 1995. Under the Securities Laws of the Untied States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock (collectively the "Reporting Persons") are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal 1996. No reports were filed during 1996 by any officer, director or 10% or greater Shareholder.

            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     A proposal to approve the appointment of the accounting firm of Brady, Martz & Associates, P.C., to audit the Company and
Subsidiaries financial statements for the fiscal year of January 1, 1997 through December 31, 1997, will be presented at the Annual
Meeting.

     Brady, Martz & Associates, P.C., has served as the
Corporation's Certified Public Accountant since its inception.
There has not been any disagreement with the Company's independent auditors on any matter of accounting principles, practices or financial statement disclosures.

                        OTHER MATTERS

    The Company's management is not aware of the other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

    A copy of the Annual Report to shareholders is enclosed with this Proxy Statement. Copies of the Company's 10-KSB Annual Report are available (after filing) upon request from the Company at 1
North Main, Minot, ND 58701.

                     1997 ANNUAL MEETING

    Qualifying Shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1998 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than October 31, 1997.

                   BY THE BOARD OF DIRECTORS OF ND HOLDINGS, INC.


                              By: s/Jacqueline L. Picken
                                  Jacqueline L. Picken, Secretary

                                  Dated:  April 19, 1997

                       ND HOLDINGS, INC.
            PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints Robert E. Walstad or Peter A. Quist or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Company") to be held May 9, 1997, at the offices of the Company at 1 North Main, Minot, ND, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said Meeting.

ITEM 1.  Election of Directors - until the next annual meeting

              FOR  ___       WITHHOLD AUTHORITY  ___

To elect all of the nominees for Directors of the Company listed below:

                          Term of office     Positions and offices
       Name        Age   with the Company      with the Company
_________________  ___  _________________  _______________________

Richard J. Backes   71  5-4-88 to present          Director
Vance A Castleman   53  3-25-94 to present         Director
Daniel L. Feist     64  5-4-88 to present          Director
Lyle E. McLain      63  5-4-88 to present          Director
Peter A. Quist      63  5-4-88 to present     Vice President and
                                                   Director
Robert E. Walstad   52  9-22-87 to present  President and Director
Richard H. Walstad  58  5-4-88 to present          Director

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name below)


________________________________________________________________

ITEM 2. To approve Brady, Martz & Associates, P.C., Certified
        Public Accountants as the Company's Independent Auditors for the next fiscal year.

             FOR ___       AGAINST ___       ABSTAIN ___

ITEM 3. Upon such other matters as may properly come before the Meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1,
ITEM 2 AND ITEM 3 AND IN THE DISCRETION OF THE PERSON HOLDING THE
PROXY FOR ANY OTHER BUSINESS.

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE.)

Receipt is acknowledged of: (1) Annual Report to Shareholders, (2) Notice of Annual Meeting and (3) Proxy Statement for the Annual
Meeting.

Date __________________, 1997      X_____________________________
                                    Signature

                                   X_____________________________
                                    Signature, if held jointly

                                   Please sign exactly as name
                                   appears to the left.  When
                                   shares are held by joint
                                   tenants, both should sign.  When
                                   signing as executor,
                                   administrator, attorney,
                                   trustee, or guardian, please
                                   give full title as such.  If a
                                   corporation, please sign in full
                                   corporation name by President or
                                   other authorized officer.  If a
                                   partnership, please sign in
                                   partnership name by authorized
                                   person.

                                1996

                    Annual Report to Shareholders

                                  of

                          ND Holdings, Inc.

                           ND Holdings, Inc.



                       LETTER TO THE SHAREHOLDERS


The management of ND Holdings, Inc. is pleased and excited to present this Annual Report to Shareholders to you, the owners of ND Holdings, Inc.

The staff of ND Holdings, Inc. is proud of the growth and accomplishments of this unique North Dakota business venture. ND Holdings, Inc. has completed the acquisitions of The Ranson Company, Inc. and Ranson Capital Corporation. Your Company is now the manager of nine Funds totaling in excess of $330 million in assets (ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., Kansas Insured Intermediate Fund, Kansas Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund.

Through the last six years the Corporation developed a definitive Corporate plan which emphasized rapid growth in funds under its management and servicing contracts. The most significant development for ND Holdings, Inc. in this area during 1996 was the acquisition of the management and administration rights of the Ranson Managed Portfolios. These funds, now part of Integrity Mutual Funds, cover Kansas and Nebraska, giving the company municipal funds in five separate states and a total of nine mutual fund offerings. Assets under management increased from $120 million at the year end of 1995 to $334 million at December 31, 1996. Revenues are projected to increase substantially in 1997 and thereafter as a result.

During the year, a lease for a new headquarters location for the Company and its subsidiaries has been negotiated for #1 North Main Street in Minot, and the Company made its move in June of 1996.

The Corporation's annual report for the year 1996 contains a number of highlights which speak rather strongly for the substantial growth of the Company. ND Holdings, Inc. had record revenues from operation of $3,417,614 in 1996. These fees were generated from services provided to the nine mutual funds managed by the Company. In addition, "other income" was reported at a net amount of $160,595. The financial statements report the Company's first net income after tax charges of $44,371. Income before income tax expense was $260,400. Actual cash flow from operations was $447,856 in 1996

The major factor reducing the reported net income to date has been the amortization of capitalized deferred sales costs to expense. These costs represent commissions paid to brokers for investments made in the Funds under management by the Company that don't have a "front end" load. A majority of the unamortized costs will be amortized to expense in the next few years. Additionally, the acquisition of The Ranson Company, Inc. is anticipated to generate substantial earnings. It is also management's belief that significant cost savings have been realized by the combination of management for all Funds as compared to costs of separately managing the Ranson Funds and the ND Holdings Funds. This is especially true in the administrative and general overhead expense areas since they are indirect costs that were being duplicated by both entities in their operating results prior to the acquisition. These factors should continue to provide positive net results in the future.

As we progress into the new year and beyond, the Company will continue to search and review possibilities for further expansion through the acquisition of existing fund managers or fund advisory contracts, particularly those compatible enterprises that will utilize existing management resources, contribute to profits and cash flow, improve market penetration, or enhance our long-range potential.

Much effort and management time in the past year has been dedicated to the work of making ND Holdings, Inc. a true public company. The Company is currently (through an underwriting managed by an unaffiliated brokerage firm, Financial Advantage Brokerage Service, Inc.) in the selling stage of a registered best efforts offering of its Common Stock. This offering was declared effective February 4, 1997 by the U.S. Securities and Exchange Commission. A previous registration of shares issued after September 1, 1992 was completed in October 1996 to open the door to the public market we are now entering.

Thanks goes to our highly distinguished Board of Directors and innovative management team for the oversight they have provided during the Corporate planning and development process and in determining the future direction of the Company. Most importantly, our sincere gratitude is extended to our shareholders for the continuing and overwhelming confidence and support demonstrated in our Company in the past year.

Sincerely,



Robert E. Walstad
Chairman of the Board and
Chief Executive Officer

The Company's Business

History

The Company, through its subsidiaries, acts as a mutual fund administrator and management firm. The Company's revenues are derived (through its subsidiaries) as fees from operating, managing and investing the assets of mutual funds and to a lessor extent from brokerage commissions related to transactions within the mutual funds as well as on the purchase by or sale of mutual funds by individuals. The Company currently manages the assets of nine mutual funds, six of which were initiated, sponsored and organized by the Company. As a result of the acquisition of The Ranson Company, Inc. completed on January 5, 1996, the Company is the manager of three funds, called the "Ranson Managed Portfolios". Ranson Capital Corporation, a NASD member broker/dealer and the investment advisor and manager for the three "Ranson Managed Portfolios": the Kansas Municipal Fund, Kansas Insured Intermediate Fund and the Nebraska Municipal Fund, is a subsidiary of The Ranson Company (and now the Company). On September 25, 1996, a new fund, the Oklahoma Municipal Fund, was established by the Company as a part of the Ranson Managed Portfolios.

The Company, ND Holdings, Inc., was incorporated September 22, 1987, as a North Dakota corporation and officially organized on October 27, 1987, in Minot, North Dakota by Robert Walstad, current President of the Company. The primary intent of this corporation was to provide a vehicle for investment in North Dakota by North Dakota residents all pursuant to Chapter 10-30.1 of the North Dakota Century Code, as amended.
The major accomplishment of the Company until 1996 had been the establishment, management and distribution of five mutual funds: ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds (the "Funds"). The Funds have grown to over $144,000,000 in assets as of December 31, 1996. With the acquisition of The Ranson Company, Inc. completed on January 5, 1996, Ranson Capital Corporation, as a wholly owned subsidiary of the Company, continues to act as the investment adviser and manager for the Ranson Managed Portfolios. The Ranson Managed Portfolios provided additional managed asset base of approximately $184,000,000. As a result, total assets managed by the Company now total in excess of $334,000,000. Investment advisory, asset management, underwriting and transfer agent services are provided to mutual funds managed and administered by the Company's wholly-owned subsidiaries. Currently, through its three wholly-owned subsidiaries, ND Money Management, Inc., ND Capital, Inc. and ND Resources, Inc., the Company acts as advisor to five mutual funds: ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. Ranson Capital Corporation is the investment adviser and manager for the Ranson Managed Portfolios, including the newly established
Oklahoma Municipal Fund.   The Company also provides administrative
and stock transfer services to the Ranson Managed Portfolios. Revenue is received for the management of the Funds along with commissions for investments sold to individuals in sponsored funds as well as in other unaffiliated mutual funds. Fees are also generated for stock transfer and clerical services provided to the affiliated mutual funds.

The Company and its subsidiaries are still in developmental stages. The areas in which they do business or intend to do business are highly competitive and place them in direct competition with other mutual fund firms, some of which have substantially greater resources, proven management, and established markets.

The Company's Subsidiaries and Operations

The Company has five wholly-owned subsidiaries through which it conducts its operations. Three of the subsidiaries, all North Dakota corporations, are ND Money Management, Inc., a Registered Investment Advisor; ND Capital, Inc., an NASD member broker/dealer; and ND Resources, Inc., a Registered Stock Transfer Agent.
Pursuant to terms of an acquisition agreement described in "Certain Transactions - The Ranson Acquisition" the Company acquired two additional wholly-owned subsidiaries in the year ended December 31, 1996, The Ranson Company, Inc., a Kansas corporation, and its subsidiary, Ranson Capital Corporation, a Kansas corporation. The Ranson Company, Inc. has no independent operations. Ranson Capital Corporation is an NASD Registered broker/dealer and SEC registered investment advisor.

ND Money Management, Inc. (a North Dakota corporation) was organized to manage investment portfolios, particularly, but not limited to, the Funds.

ND Capital, Inc. (a North Dakota corporation), an NASD and SIPC member broker/dealer was organized as an entity to raise funds for investing in, and providing financing to, qualified entities while encouraging capital investment in North Dakota.

ND Resources, Inc. (a North Dakota corporation) was originally organized to purchase and/or manage mineral properties. ND
Resources, Inc. thereafter became a registered stock transfer agent and now acts as transfer agent for the Funds.

ND Money Management, Inc., a registered investment advisor, was organized as an entity to provide fund management services to mutual funds. ND Money Management, Inc.'s primary operations are as fund manager and advisor for the ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., ND Insured Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. The Company receives management fees from the Funds. As fund manager and advisor for these funds, ND Money Management, Inc. is economically dependent on the Funds for the majority of its revenue.

ND Money Management, Inc. has an affiliation with the ND Tax-Free
Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax Free-
Fund, Inc. the ND Insured Fund, Inc., and the Integrity Fund of
Funds, Inc.

ND Capital's primary operations are as broker/dealer for distribution of shares of the ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., ND Insured Income Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. The Company receives fees from the funds as underwriter as well as commission income for investments sold to customers in other unaffiliated mutual funds.

ND Capital, Inc. has an affiliation with the ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., the ND Insured Income Fund, Inc. and the Integrity Fund of Funds, Inc. As underwriter for these funds, ND Capital, Inc. is economically dependent on them for a majority of its revenue.
ND Capital, Inc. is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and the rule of the "applicable" exchange also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1). At December 31, 1996, ND Capital had net capital well in excess of its minimum required net capital of $25,000.

ND Resources, Inc. is a Registered Transfer Agent. ND Resources, Inc.'s primary operations are as transfer agent of shares of the ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., ND Insured Income Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. ND Resources, Inc. receives fees from the Funds for stock transfer, administrative and clerical services. As transfer agent for these funds, ND Resources, Inc. is economically dependent on them for a majority of its revenue.

ND Resources, Inc. has an affiliation with the ND Tax-Free Fund,
Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
Inc., the ND Insured Income Fund, Inc., and the recently opened
Integrity Fund of Funds, Inc.

In 1996, the Company completed an agreement which allowed the Company to acquire management of the Ranson Managed Portfolios (the "Ranson Funds"), through acquisition of their advisor, Ranson Capital Corporation and its parent, The Ranson Company, Inc. This acquisition was complete as of January 5, 1996.

Ranson Capital Corporation, ("Ranson Capital") a Kansas corporation, is the investment adviser and manager for each Series of the Ranson Managed Portfolios. Ranson Capital is a broker/dealer registered with the Securities and Exchange Commission and is a wholly-owned subsidiary of The Ranson Company, Inc., a Kansas corporation. Ranson Capital was formed in 1990 and acts as investment advisor and fund manager for the Ranson Managed Portfolios, consisting of the Kansas Insured Intermediate Fund, Kansas Municipal Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund. John A. Ranson, Alex R. Meitzner, Mark J. Kneedy, John J. Hass, Robin K. Pinkerton, Stephen E. Shorgren and Douglas
K. Rogers (the "Selling Ranson Stockholders") previously owned all the outstanding Common Stock of The Ranson Company, Inc. The Selling Ranson Stockholders of The Ranson Company, Inc., the parent of Ranson Capital, entered into a contract dated as of September 15, 1995 (the "Agreement") whereby the Company acquired all outstanding shares of The Ranson Company, Inc., and therefore acquired all business related to the Ranson Managed Portfolios through the indirect acquisition of Ranson Capital (the "Acquisition"). Ranson Capital, which is now wholly-owned by the Company continues to operate by that name and continues to act as investment adviser and manager for each Series of the Ranson Managed Portfolios.

The contractual division of responsibilities between the Company and its affiliated funds track the three main functions of any mutual fund. Contracts for portfolio management performed by the Company's subsidiary, ND Money Management, Inc., in the case of the five original Funds and by Ranson Capital Corporation in the case of the Ranson Managed Portfolios are awarded annually by review and approval of the independent Boards of Directors of the various Funds (the "Boards"). The Board of Directors of each Fund consists of five directors, three of whom are independent and two (Robert E. Walstad and Peter A. Quist) of whom are affiliated with the Company. These Boards are also responsible for awarding the Company's subsidiary, ND Capital the underwriting agreements for the Funds, which contracts are referred to as "contracts for distribution" by the Funds (mutual fund regulations limit underwriting agreements to one year) as well as contracting with the Company's subsidiary, ND Resources, Inc., for all administrative services. (which are typically one to three year contracts). Distribution and administrative services contracts are generally terminable by a Fund's Board for "cause" (as defined in the contract).

Administration.

A Fund's administrator generally is responsible for all of the Fund's business activities other than distribution and investment decisions. The Company believes that administration is an extension of distribution, that high quality servicing is critical to retaining shareholder accounts, and that quality of service directly impacts the growth of mutual fund assets. Therefore, the Company strives to create an error-free operating environment based on stringent standards established for all service provider subsidiaries of the Company.

The Company's administrative responsibilities may be divided into three major services:

     - shareholder recordkeeping - encompasses all mutual fund shareholders' transactions, including taking purchase and redemption orders, entering orders into the transfer agent system and forwarding information regarding trade activity to the portfolio manager and to fund accountants as specified.

     - fund accounting - provides the daily recordkeeping for each fund, including calculations of net asset value per share, dividend rates per share, and the maintenance of all books, records and financial reports required by the SEC and other regulatory agencies. This service also includes preparation of quarterly financial statements, shareholder reports and Board reports for each portfolio, participation in the periodic updating of prospectuses, preparation of federal, state and local tax returns, payment of all costs and expenses of each fund, and the maintenance of the official books and records of each fund.

     - cash management - ensures timely receipts and disbursements on shareholder activity for effective asset management.

Overview of Managed Mutual Fund Industry

Since the 1980's, the mutual fund business has been one of the fastest growing areas of the financial services industry. Total assets in mutual funds grew from approximately $100 billion in 1980 to approximately $2 trillion in total assets by 1994. According to the Investment Company Institute Special Analysis for the 1990's Study, mutual fund assets are projected to continue to grow at an average of 12% annually, to approximately $3.4 trillion in total assets by the year 2000.

Company Growth Strategy

The Company's historical strategy has been to establish localized mutual funds, in a niche area of rural states, which funds invest in bond and/or equity instruments of local interest. The Company targets the residents of the same localized areas to achieve its investor base. The Company has established mutual funds in North Dakota, Montana, Oklahoma and South Dakota, all rural, low population states where competition from other mutual funds as well as larger and more diversified competitors in the securities industry is less intense.

The Company has acquired management of the Ranson Managed Portfolios (the "Ranson Funds"), through acquisition of their advisor, Ranson Capital Corporation and its parent, The Ranson Company, Inc. This acquisition was completed January 5, 1996. Ranson Capital Corporation, which is now wholly-owned by the Company, continues by that name and acts as investment adviser and manager for each of the Ranson Funds. The Ranson Funds added approximately $184,000,000 to the Company's assets under management, bringing total assets currently under management to approximately $334,000,000. Please see "Certain Transactions-The Ranson Acquisition", "Management's Discussion and Analysis" and "Business".

The Company will in the future seek to locate compatible existing mutual funds and seek to acquire money management firms with mutual funds under management, thereby immediately increasing the Company's base of assets under management.

Finder Agreement with KPMG Peat Marwick LLP

The Company has retained KPMG Peat Marwick LLP financial service division to perform certain services with respect to the Company's interest in expanding its base of funds under management by acquiring other investment fund managers. Services to be provided to the Company include: development of an acquisition strategy; identification of target companies; contact with target companies; and preliminary financial analysis on the target companies.

Competition

Since its inception, the Company has directly competed primarily with a number of larger, more established mutual fund service organizations and securities firms. Competition is influenced by various factors, including breadth, quality of service and price. All aspects of Company's business are competitive, including competition for mutual fund assets to manage. Large national firms have much greater marketing capabilities, offer a broader range of financial services and compete not only with the Company and among themselves but also with commercial banks, insurance companies and others for retail and institutional clients. The Company's affiliated mutual funds, although localized in nature, are subject to competition from nationally and regionally distributed funds offering equivalent financial products with returns equal to or greater than those offered by the Funds.

The Company is focused on the niche area of rural states and localized investment where competition from major investment institutions is lower than in population centers. To the knowledge of the Company it is the only mutual fund sponsor consisting of affiliated investment advisor, broker/dealer and transfer agent entities based in North Dakota, South Dakota or Montana. However, competition for assets under management is intense from both national and regional based firms. Access to local investment and the population of the region by modern communication systems is so efficient that the Company's geographical position cannot be deemed a significant advantage.

The Company's investment management operations compete with a large number of other investment management firms, commercial banks, insurance companies, broker/dealers and other financial service firms.

Most of these firms are larger and have access to greater resources than the Company. The investment advisory industry is characterized by relatively low cost of entry and the formation of new investment advisory entities which may compete directly with the Company is a frequent occurrence. The Company directly competes with as many as several hundred firms which are of similar or larger size. The Company's ability to increase and retain clients' assets could be materially adversely affected if client accounts under-perform the market. The ability of the Company's investment management subsidiary to complete with other investment management firms also is dependent, in part, on the relative attractiveness of their investment philosophies and methods under prevailing market conditions.

A large number of mutual funds are sold to the public by investment management firms, broker/dealers, insurance companies and banks in competition with the Company's affiliated funds. Many of the Company's competitors apply substantial resources to advertising and marketing their mutual funds which may adversely affect the ability of the Company's affiliated funds to attract new assets. The Company expects that there will be increasing pressures among mutual fund sponsors to obtain and hold market shares.

Regulation of the Company's Business

Under the Investment Company Act, the distribution agreements between the Funds and the Company's subsidiary terminate automatically upon their assignment. The term "assignment" includes direct assignments as well as assignments which may be deemed to occur, under certain circumstances, upon the transfer, directly or indirectly, of a controlling block of the Company's voting securities. The Investment Company Act presumes that any transfer of more than 25% of the voting securities of any person represents a transfer of a controlling block of voting securities. The Company does not believe that the transactions contemplated by this offering will result in an "assignment" of the distribution or administration agreements.

The securities industry, including broker/dealer, investment advisory, and transfer agency firms in the United States, are subject to extensive regulation under federal and state laws. Much of the regulation of broker/dealers has been delegated to self-regulatory organizations, principally the National Association of Securities Dealers (NASD). The regulations to which broker/dealers are subject cover all aspects of the securities business, including sales methods, trade practices, capital structure of securities firms, record keeping and the conduct of directors, officers and employees. Additional state and federal legislation, changes in rules promulgated by the United States Securities and Exchange Commission (SEC) and by self-regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules often directly affect the methods of operation and profitability of money managers, broker/dealers and transfer agents. Investment related firms are also subject to regulation and licensing by state securities commissions in the states in which they transact business. The SEC, state securities administrators and the self-regulatory organizations may conduct administrative proceedings which can result in censure, fine, suspension or expulsion of a broker/dealer, its officers or employees. The principal purpose of regulation and discipline of broker/dealers, investment advisors, and stock transfer agents is the protection of customers and the securities markets rather than protection of creditors and stockholders of such firms.

Industry Regulations

The Company is subject to extensive regulation as to its duties, affiliations, conduct and limitations on fees. Section 22(b) of the Investment Company Act of 1940 provides that a securities association registered under Section 15A of the Securities Exchange Act of 1934 may adopt rules prohibiting its members from receiving a commission, discount, spread or fees except in accordance with a method or methods, and within such limitations as to the relation thereof to said public offering price, as such rules may prescribe in order that the price at which such security is offered or sold to the public shall not include an excessive sales load but shall allow for reasonable compensation for sales personnel, broker/dealers, and underwriters, and for reasonable sales loads to investors. Section 22(c) of the Investment Company Act of 1940 further states that the commission may make rules and regulations applicable to registered investment companies and to principal underwriters of, and dealers in, the redeemable securities of any registered investment company, whether or not members of any securities association. Any rules and regulations so made by the Commission, to the extent that they may be inconsistent with the rules of any securities association, shall, so long as they remain in force, supersede the rules of the association and be binding upon its members as well as all other underwriters and dealers to whom they may be applicable.

The Company's wholly-owned broker/dealer subsidiaries, ND Capital, Inc. and Ranson Capital Corporation are NASD members. The NASD, a securities association registered under Section 15 A of the Securities and Exchange Act of 1934 has prescribed rules (Section 26 of the NASD Rules of Fair Practice) with respect to maximum commissions, charges and fees related to investment in any open-end investment company registered under the Investment Company Act of 1940.

Additionally, under Section 206 of the Investment Advisers Act of 1940 it is unlawful for any investment adviser to (1) employ any device, scheme, or artifice to defraud any client or prospective client; (2) engage in any transaction, practice, or course of business which operates as a fraud or deceit upon any client or prospective client; or (3) engage in any act, practice, or course of business which is fraudulent, deceptive, or manipulative.

An investment adviser can transfer control of an investment company only under the provision that for three years at least seventy-five (75%) percent of the directors of the investment company are independent of the new and old investment adviser, and provided no unfair burden is imposed on the investment company as a result of the sale. The effect of such transfer is to terminate the old investment adviser agreement and to require the new agreement to be approved by both the board and shareholders. Directors and the investment adviser are fiduciaries, accordingly, the SEC is authorized to initiate an action to enjoin a breach of fiduciary duties involving personal misconduct by officers, directors, investment advisers, and principal underwriters. Shareholders or the SEC may also bring an action against the officers, directors, and investment adviser for breach of fiduciary duty in establishing the compensation paid the investment adviser.

An investment adviser to a fund, its principals, and its employees may also be subject to proceedings initiated by the SEC to impose remedial sanctions for violation of any provision of the federal securities laws and the regulations adopted thereunder, and the SEC may preclude such investment adviser to an investment company from continuing to act in the capacity.

Investment companies such as the Funds are subject to considerable substantive regulation. Such companies must comply with periodic reporting requirements. Proxy solicitations are subject to the general proxy rules as well as to special proxy rules applicable only to investment companies. Shares of investment companies can only be offered at a uniform public offering price based on the current share net asset value plus the sales load. No more than 60 percent of the directors can be interested persons, defined to include, among others, persons affiliated with the management company or underwriter, and a majority of the directors must not be affiliated with the underwriter. The management agreement must have initially been approved by a majority of the outstanding shares and, after two years, must be annually approved, either by the board or by the outstanding voting shares. The management agreement must automatically terminate in the event of assignment and must be subject to termination upon 60 days notice by the board or by a vote of the majority of the outstanding voting shares. The underwriting agreement must be annually approved by the board or by a vote of a majority of the outstanding voting shares, and must provide for automatic termination in event of assignment. Transactions between the investment company and an affiliate can be entered into only if approved by the SEC, after notice and opportunity for hearing, as fair and equitable.

Net Capital Requirements

As a broker/dealer, and as a member firm of the NASD, the Company's subsidiary, ND Capital and its new subsidiary, Ranson Capital Corporation are subject to the Uniform Net Capital Rule (Rule 15c3-
1) promulgated by the SEC which provides that a broker/dealer doing business with the public must maintain certain net minimum capital and shall not permit its aggregate indebtedness to exceed certain specified limitations. The Rule is designed to measure a firm's financial integrity and liquidity. A broker/dealer may be required to reduce its business and restrict withdrawal of subordinated capital if its net capital drops below specified levels, and also may be prohibited from expanding its business or declaring cash dividends. In addition, failure to maintain the required net capital may subject a broker/dealer to disciplinary actions by the SEC, the NASD and state securities administrators, including fines, censure, suspension or expulsion. The Uniform Net Capital Rule may limit the uses ND Capital and Ranson Capital may make of its capital.

At December 31, 1996, ND Capital, Inc.'s required net capital was $25,000. Ranson Capital Corporation's required net capital was $100,000. At December 31, 1996 and the date of this report, both subsidiaries' net capital was in excess of required net capital.

Factors which affect ND Capital and Ranson Capital's net capital include the general investment climate as well as the ability of the Company to obtain any liquid assets necessary to contribute equity capital to its wholly-owned subsidiaries. Although ND Capital and Ranson Capital currently have sufficient net capital, should the Company's liquidity be impaired substantially as a result of any factor, including potential demands for cash created by the rescission offer, and additional net capital become necessary, the continued operation of ND Capital and/or Ranson Capital could be restricted or suspended.

The Uniform Net Capital Rule requires the ratio of aggregate indebtedness, as defined, to net capital not exceed 15 to 1, and imposes certain restrictions on operations. In computing net capital, various adjustments to net worth are made with a view to excluding assets which are not readily convertible into cash and with a view to a conservative statement of other assets, such as a firm's position in securities. The two Broker Dealer subsidiaries of the Company may not allow withdrawal of subordinated capital if minimum net capital would thereafter be less than 5% of aggregate debit items as defined under the SEC Uniform Net Capital Rule. Further, no Broker Dealer may permit equity capital to be withdrawn whether by payment of dividends, repurchase of stock or other means, if its net capital would thereafter be less than 5% of aggregate debit items as defined under the SEC Uniform Net Capital Rule. Compliance with the Uniform Net Capital Rule may limit those operations of a firm which may require the use of its capital.

Employees

At December 31, 1996, the Company had 18 full-time employees, including eight (8) registered representatives, licensed by the NASD, who are associated with ND Capital, Inc. The acquisition of The Ranson Company, Inc. added three additional employees (retained employees of Ranson Capital Company) in early 1996. Registered Representatives earn commissions through ND Capital, Inc. but receive their paychecks from the Company. ND Capital, Inc. reimburses the Company (its parent) through intercompany transfers for such commission payments. Salaried and hourly employees are paid directly by ND Holdings, Inc. (the Company). State and federal wage and tax reporting is done by the Company. The employees of the Company perform various services in all necessary capacities for each of the subsidiaries as well as the Holding Company (the Company). Technically, except for Registered Representatives associated with ND Capital, Inc., the subsidiaries of Company have no employees. The Company and its subsidiaries are currently developing a plan to restructure its employee arrangement so that specific persons will become employees in form and substance in each subsidiary where operations actually occur.



             MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

Prior to acquisition of The Ranson Company, Inc. and Ranson Capital Corporation, which occurred on January 5, 1996, the Company had three wholly-owned subsidiaries through which it conducted its operation. The three subsidiaries, all North Dakota corporations, are ND Money Management, Inc., ND Capital, Inc., and ND Resources, Inc. The Company (through its subsidiaries) markets, manages and acts as transfer agent for the investment portfolios of mutual fund entities affiliated with the Company. Percentage fees are based on total assets of each fund managed.

The Company had eighteen full time employees as of December 31, 1996. The acquisition of The Ranson Company, Inc. on January 5,
1996 added three additional employees (retained employees of Ranson Capital Corporation) included in the employee total.

The Company and its subsidiaries have an affiliation with the ND Tax-Free Fund, Inc., the ND Insured Income Fund, Inc., the Montana Tax-Free Fund, Inc., the South Dakota Tax-Free Fund, Inc., the Integrity Fund of Funds, Inc., the Oklahoma Municipal Fund, the Kansas Municipal Fund, the Kansas Intermediate Fund and the Nebraska Municipal Fund. Revenues derived from services provided to the affiliated mutual funds were $3,114,995 in 1996, $1,327,302 in 1995, and $1,077,089 in 1994. These revenues represent 100% of the fee revenue of the Company. The Company, as well as various subsidiaries, holds an investment in one or more of the Funds. These investments produced $59,244 and $3,007 in dividend income for 1995 and 1996, respectively. Because of the nature of these relationships, the Company and its Subsidiaries are economically dependent on the Funds for a majority of its current revenue.

Since the Company's inception in 1987, revenues and assets under administration have grown in each year. The Company's revenues (exclusive of "other income") grew from $61,927 in fiscal 1990 to $1,405,316 in fiscal 1995. Average assets under administration grew from $15 million during fiscal 1990 to $120 million during fiscal 1995. With the acquisition of The Ranson Company, the Company's revenues reached $3,417,614 in 1996.

As a result of the acquisition of The Ranson Company, Inc. completed on January 5, 1996, the Company is also the manager of three additional funds, called the "Ranson Managed Portfolios". Ranson Capital Corporation, a NASD member broker/dealer and the investment advisor and manager for the three "Ranson Managed Portfolios": the Kansas Municipal Fund, Kansas Insured Intermediate Fund and the Nebraska Municipal Fund, is a subsidiary of The Ranson Company (and now the Company). Ranson Capital Corporation, as a wholly-owned subsidiary of the Company, continues to act as the investment adviser and manager for the Ranson Managed Portfolios. The Ranson Managed Portfolios provided an additional managed asset base of approximately $184,000,000. As a result, total assets managed by the Company now total in excess of $334,000,000. The Company's largest expense category is compensation and benefits. Included within this category are all compensation-related costs (payroll, benefits, bonuses) for the Company's entire staff as well as commissions paid to its sales group. Although this expense has increased in the past due to the establishment and expansion of the Company's marketing efforts, the Company believes compensation expense should decrease over time as a percentage of revenues, as the Company's asset base and revenues derived therefrom expand to more efficiently utilize the Company's capacity. Other operating expenses include facilities, legal and accounting, consulting, communication expenses, registration expenses and others. Other operating expenses are more fixed in nature and should decrease, over time, as a percentage of revenues.

Expenses and losses recognized as a percentage of operating revenues and other income have decreased for each full fiscal year since the Company's inception. The Company has benefitted from its growth in that expenses have not increased at the same rate as revenues due to economics of scale. Because the Company has increased its personnel to meet the growth of its funds, the Company's largest expense category has been employee compensation and benefits. The Company started with two employees in 1987 and had 18 employees as of December 31, 1996. Management of the Ranson Managed Portfolios, acquired through the purchase of The Ranson Company, Inc., which more than doubled the assets managed by the Company, required retaining only three of Ranson Capital Company's employees. All other duties relating to management of the Ranson Managed Portfolios were assumed by existing Company employees. The Company expects its pre-tax margins to increase over time as its revenues and assets under administration grow more rapidly than expenses. Despite increases in compensation and marketing expenses in each period, the fixed components of total operating expenses remained relatively constant.

The Company's basic source of income is from investment advisory and management services provided to affiliated mutual funds. Fees are based upon a percentage of total funds under management. Management's plans for generating operating profits in the future include continued growth and expansion of the existing Funds to bring affiliated mutual fund assets under its management and seeking through acquisition or contract to obtain management of additional funds.

As a method of attracting investment in the three tax-free funds mentioned above, the Company does not charge a front-end commission to purchasers of the mutual funds. To bring funds under its management, commission fees must be paid to brokers who sell the "deferred load" mutual funds. These fees are the Company's cost of bringing assets under its management. Since there is no front-end sales charge on investments in these funds, the commissions paid to brokers for selling the funds are recorded as deferred costs and carried in the "Other Assets" section of the balance sheet. As of December 31, 1996 these costs are carried as an asset on the books of the Company in the amount of $3,059,344. These costs of bringing assets under management are amortized to expense based on the established deferred sales charge rates for redemption of investments in these funds.

Because the Company absorbs the cost of paying the current cost of brokerage fees, during periods of expansion of the deferred load mutual funds (such as occurred during the past three years) substantially more cash is expended in paying the brokerage costs to distribute the deferred load funds than is reported as expense from amortization of the "deferred sales costs" account to which such costs are capitalized. In the year ended 1996, $683,155 of such brokerage fees were incurred and capitalized as "deferred sales costs." In the same period, $454,050 of "deferred sales costs recognized" was reported as an expense for 1996. This expense resulted from the amortization of deferred sales costs capitalized in previous years. Expensing, through amortization, of deferred sales costs in any given year will not normally equal the amount actually spent and capitalized to deferred sales costs in that same year. In 1995, $826,131 of deferred sales costs was capitalized while only $808,286 in amortization of deferred sales costs were recognized as expense. As a result of this method of reporting brokerage fees paid by the Company related to the deferred load funds, reported financial information may not be necessarily indicative of future operating results or of future financial condition.

Operating Data

Revenues By Source

The nine Funds managed by the Company constitutes a material part of Company's consolidated revenues.

The following table sets forth the amount and percentage of revenues and other income from each principal source in the periods indicated:

                                         Year Ended December 31,
                          ______________________________________________________
                                1996               1995              1994
                          Amount   Percent   Amount   Percent   Amount   Percent
                        __________ _______ __________ _______ __________ _______
Interest and dividends  $   58,286    2%   $  314,253   20%   $  195,130   15%
Fee Income               3,114,995   90%    1,327,302   84%    1,077,089   85%
Commissions                302,619    9%       78,014    5%       53,062    4%


The following table sets forth, for the periods indicated, selected financial information expressed as a percentage of total revenues and other income:

                                           Year Ended December 31,
                                           _______________________
                                           1994     1995     1996
                                           ____     ____     ____
     Revenues and other Income             100%     100%     100%

     Expenses and Losses Recognized
       Compensation and benefits            47%      46%      21%
       General and Administrative           34%      33%      42%
       Other                                55%      55%      29%
                                           ____     ____     ____

         Total expenses                    136%     134%      92%
                                           ____     ____     ____

     Income (loss) before income
       tax benefit                         (36%)    (34%)     (7%)
     Deferred income tax benefit
       (expense)                            16%      10%       6%
                                           ____     ____     ____

     Net Income                            (20%)    (24%)      1%
                                           ====     ====     ====

The following table sets forth, for the periods indicated, certain operating data and the percentage change in such period of such operating data derived from "Selected Consolidated Financial Data" compared to the same period in the prior year period. There can be no assurances that these trends will continue in the future.

                                                           Percentage Increase

                          Year Ended December 31,        Year Ended December 31,
                     _________________________________   _______________________

                                                           1994    1995    1996
                                                           over    over    over
                        1994        1995        1996       1993    1994    1995
                     __________  __________  __________    ____    ____    ____
Operating Revenues   $1,130,151  $1,405,316  $3,417,614     30%     24%    143%
Average assets under
 administration
 (in millions)          $110        $120        $330        18%      9%    175%
Number of Funds           5           5           5


Results of Operations

Twelve Months ended December 31, 1996 compared to twelve months ended December 31, 1995.

1996 marked a year of dramatically increased revenues and, for the first time in the Company's history, operating profits and positive earnings. Total operating revenues for the twelve months ended December 31, 1996 were $3,417,614 representing a 143% increase from the $1,405,316 for the comparable period of 1995. Fee revenues were $3,114,995 in January through December of 1996; (91% of operating revenues) as compared to $1,327,302 for the twelve months of 1995 (94% of operating revenue), representing a 135% increase over the previous period. Commission income totaled $302,619 and $78,014 for the years ended December 31, 1996 and 1995 respectively, an $224,605 increase (288%) between periods.

The increase in management fee revenues in the year ended December 31, 1996 from the same period in 1995 can be directly attributed to the substantial increase in the funds under management resulting from the acquisition of The Ranson Company, Inc. in January of 1996. Approximately $180,000,000 of assets managed by The Ranson Company were brought under the Company's management on January 6, 1996. The Company's fees income is based upon assets under management.

In spite of dramatic increases in revenues, expenses for year ended December 31, 1996 increased only 57% from the same period of 1995 from $2,117,446 to $3,317,809. Compensation and benefits at $589,399 and $758,864 respectively, comprise 28% and 23% of total expenses for the 1995 and 1996 twelve month periods. Compensation and benefits expenses increased 29% as compared to the same period of 1995. The expansion of the family of Funds and amortization of costs related to past accumulations of funds under management also resulted in other expenses increasing over the previous year. General and administrative expenses increased sharply as a result of The Ranson Company acquisition and amortization related thereto as well as activities of the Company related to registration of its Common Stock. General and Administrative expenses increased 128% from $664,084 in 1995 to $1,514,300 in 1996. Another significant expense item is "deferred sales costs recognized." During the year ended December 31, 1996 this amortization expense was $464,050 compared to $808,286 for the same period of 1995, a substantial decrease. This decrease is a result of a change in the amortization period from five years to nine years used to calculate deferred sales costs recognized which reduced the amount of the asset expensed each year. Interest expense increased substantially from $27,948 to $161,197 as a result of debt incurred to purchase The Ranson Company, Inc.

The Company's recorded "other income" income from interests and dividends was reduced to $58,286 in the twelve month period ended December 31, 1996 compared to $314,253 in the same period of 1995 because the Company's liquid assets were substantially reduced by the purchase of The Ranson Company, Inc.

As a result of these factors, the Registrant reported net income before income tax expense of $260,400 for the year ended December
31, 1996 versus a net loss of $535,461 for the comparable period of 1995.

The Company places available cash in interest bearing demand money market accounts, US Treasury Bonds, local government bonds and mutual fund investments. As of December 31, 1996, the Company's cash and cash equivalents totaled $167,912 ($2,820 in checking, $165,092 in Dean Witter Money Market Accounts.)

The mutual fund securities and management advisory business is subject to various inherent risks and contingencies, many of which are beyond the Company's ability to control. The Company's revenues, like those of other firms in the securities fund management industry, are directly related to the amount and stability of funds under management. Variations in amounts of investment assets under management are the result of local, regional, national and international economic, regulatory and political conditions; broad trends in business and finance; and interest rate fluctuations.

Twelve Months ended December 31, 1995 compared to twelve months ended December 31, 1994.

1995 provided substantial growth in revenues and continuing maturity of the Company. 1995 also marked a renewed emphasis upon the acquisition in the Company's growth strategy.

Total operating revenues for the twelve months ended December 31, 1995 were $1,405,316 representing a 24% increase from the $1,130,151 for the comparable period of 1994. Fee revenues were $1,327,302 in January through September of 1995; (94% of operating revenues) as compared to $1,077,089 for the twelve months of 1994 (94% of operating revenue), representing a 24% increase over the previous period. Commission income totaled $78,014 and $53,052 for the twelve months ended December 31, 1995 and 1994, respectively, a $24,952 (47%) increase between periods. The increase in management fee revenues in the calendar year of 1995 from the same period in 1994 can be directly attributed to the growth of the Funds upon which the fees are based.

Operating expenses for the year ended December 31, 1995 increased 24% from the same period of 1994 from $1,704,251 to $2,117,446.
Compensation and benefits at $616,773 and $725,902, respectively, comprise 36% and 34%, of total expenses for the 1994 and 1995 twelve month periods. Compensation and benefits expenses increased 18% as compared to the same period of 1994. The expansion of the family of Funds and past accumulations of funds under management also resulted in other expenses increasing over the previous year. The most significant expense item is "deferred sales costs recognized." During the year ended December 31, 1995 the expense was $808,286 compared to $549,835 for the same period of 1994.
This "non-cash" expense is a result of commissions on sales of mutual funds paid by the Company in prior years in order to offer no front-end load funds to mutual fund customers. Sales commissions paid to brokers by ND Capital, Inc. (a subsidiary) in connection with the sale of shares in the Funds (ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc.,) are capitalized and amortized over five years. This approximates the period of time during which deferred sales commissions may be recovered from contingent deferred sales charges collected from redemptions by shareholders of the deferred load funds.

The maximum contingent deferred sales charge ("charge") which may be assessed upon redemptions of shares is 4%. A charge is assessed against shares which are redeemed within the first five years of their purchase. The charge varies from a maximum of 4% for shares which are redeemed within the first two years, down to 1% for shares redeemed within the fifth year, after which no further charge is assessed, in accordance with the following schedule:

Year of Purchase                  1   2   3   4   5   6 & Following
________________________________  __  __  __  __  __  _____________

Contingent Deferred Sales Charge  4%  4%  3%  2%  1%  0

These redemption fee calculations are based upon the lesser of the original purchase price of the customer's shares or the value of the shares on the day of redemption. In the event a redeeming customer's investment has increased in value at the time of redemption, the redemption fee will be based upon the original purchase price. If a redeeming customer's investment has decreased in value, the redemption fee will be based upon the current value of the customer's investment on the day of redemption. In the event that a redeeming customer's investment has declined in value from the original purchase price, the Registrant's redemption fee, which, is in such instance, based upon the current value, will be proportionally less than the Registrant would have received if the value of the customers investment had remained constant or increased in value.
Redemption fees earned by the Registrant were $42,436 in 1993, $61,346 in 1994 and $122,018 in 1995.

To best match the contingent deferred sales charge schedule, deferred sales costs are amortized to expense using the following schedule:

     After year                         Rate
     __________                         ____
         1                                0%
         2                               25%
         3                               25%
         4                               25%
         5                               25%
                                        ____
                                        100%

Registrant recorded "other income" income from interest and dividends of $314,253 in the year ended December 31, 1995 compared to $195,130 in the same period of 1994. Investment related losses reduced the 1995 period's "other income" to $176,669 compared to $96,724 in 1994.

As a result of these factors, the Registrant reported a net loss before income tax benefit and cumulative effect adjustment of $535,461 for the year ended December 31, 1995 versus a net loss of $477,346 for the comparable period of 1994.

Effect of Acquisition of The Ranson Company, Inc.

Based upon pro forma information compiled to relate back the effect of the acquisition of The Ranson Company, Inc. on January 5, 1996, to the twelve month period ended December 31, 1995, revenues for the twelve month period would increase approximately $771,657 while operating expenses would increase approximately $512,803 before amortization expense related to the acquisition, which amortization expense would have increased $363,300, all directly as a result of the acquisition of The Ranson Company, Inc. Additionally, deferred income tax benefit is reduced by approximately $100,000.

Twelve Months ended December 31, 1994 compared to twelve months ended December 31, 1993.

1994 was a year of positive growth and development as the Company greatly expanded its invested equity base and matured as an operating entity. Assets under management increased $17,000,000, reaching $110,000,000 by July 1, 1994.

Total operating revenues for the 12 months ended December 31, 1994 were $1,130,151 representing a 31% increase from the $865,755 for the comparable period of 1993. Fee revenues were $1,077,089 in 1994; (95% of operating revenues) as compared to $813,402 for the 12 months of 1993 (94% of operating revenue), representing an 32% increase over the previous year. Commission income totaled $53,062 and $52,353 for the 12 months ended December 31, 1994 and 1993, respectively, an insignificant 1% increase between periods.

The increase in management fee revenues from 1993 can be directly attributed to the growth of the Funds together with management's policy of continuing expansion of Company's mutual fund family. In early 1994, the South Dakota Tax-Free Fund was introduced and by year's end a new fund, Integrity Fund of Funds, Inc., was ready for market. A three-fold benefit can be realized on organization of new mutual funds; first, in certain conditions, initial fees and commissions can be generated upon the successful organization and distribution of an offering by the Company's broker/dealer subsidiary; second and more important, there are substantial management fees generated from operation and management of the fund assets by the Company's Investment Advisor subsidiary. Additionally, transfer fees and clerical fees are generated in the transfer agent subsidiary.

Operating expenses for the 12 months ended December 31, 1994 increased 38% from the same period of 1993 from $1,239,151 to $1,704,251. Compensation and benefits at $444,248 and $616,773 respectively, comprise 36%, of total expenses for both the 1993 and 1994 periods. Compensation and benefits expenses increased 39% as compared to the same period of 1993, consistent with a similar increase in management fees revenue.

Compensation and benefits include salaries and wages as well as commissions paid to associated registered representatives. In order to accommodate the increase in operational activities, two additional employees were added in 1994, increasing the number of employees from 13 to 15. Total salaries increased $117,466. This increase was attributable to the two additional employees and raises for existing employees in compensation of increased responsibility and workload. Commissions paid to registered representatives increased $55,059, this expense partially relates to annual commission payments to registered representatives based upon average net asset values of funds under management. Total remuneration to Officers and Directors of the Company dropped slightly from $235,764 in 1993 to $233,911 in 1994. As management fee income increases as a result of volume increases in funds under management, compensation and benefits expense increase in order to provide services to the higher volume of funds.

The expansion of the family of Funds and past accumulations of funds under management also resulted in other expenses increasing over the previous year. The most significant expense item is "deferred sales costs recognized." The 1994 expense was $549,835 compared to $318,425 for 1993.

As a result of the large increase in invested equity by the Company's shareholders, the Company recorded "other income" from interests and dividends of $195,130 in 1994 compared to $41,317 in 1993. Investment related losses reduced 1994's "other income" to $96,724 compared to $34,741 in 1993.

As a result of these factors, the Company reported a net loss before income tax benefit and cumulative effect adjustment of $477,376 for the 12 months ended December 31, 1994 versus a net loss of $338,655 for the comparable period of 1993.

Financial Condition

As of December 31, 1996, the Company's current assets represented approximately 9% of total assets. Stockholders' equity as of December 31, 1996 was approximately $9,006,190 million, a decrease of $104,236 or 1% since December 31, 1995. Such decrease was due to repurchase of the Company's Common Stock from investors electing rescission during the fourth quarter of 1996.

A number of significant changes are noted in the financial information accompanying this prospectus, substantially all of which are as a result of the purchase of The Ranson Company, Inc. From December 31, 1995 to December 31, 1996, total current assets decreased approximately $4,416,429. Net equipment increased $294,286. New intangible assets consisting of capitalized investment advisor's agreements of $5,734,310 and $300,000 attributable to non complete covenants (before amortization) are recognized. With respect to liabilities, current liabilities increased by $342,854 and long term liabilities increased by $1,015,081 from 1995 to 1996, also as a result of the purchase of The Ranson Company.

Liquidity and Capital Resources

The Company's most liquid assets are cash and cash equivalents.
The levels of these assets are dependent on the Company's operating, financing and investing activities during any given period.

Cash and cash equivalents at September 30, 1996 totaled $434,732.

The Ranson Company, Inc. Acquisition Effect Upon Liquidity and
Capital Resources

The cost to the Company of the acquisition of The Ranson Company, Inc. on January 5, 1996 was approximately $6,196,403. $5,083,274 was paid directly to The Ranson Company, Inc. shareholders on January 5, 1996 and $1,113,129 was placed in escrow until July 3, 1996. $4,696,403 of the $6,196,403 purchase price came from cash and cash equivalents held by the Company. $1,500,000 of the purchase price was borrowed on a short term note obtained January 5, 1996.

The Rescission Offer Effect on Liquidity and Capital Resources

With a registration statement effective August 29, 1996 the Company, registered Common Stock for re-offer and re-sale pursuant to the US Securities Act of 1933 in connection with rescission of the unregistered Common Stock sold between September 1, 1992 and March 9, 1995. Purchasers who purchased between September 1, 1992 and March 9, 1995 (Common Stock totaling 4,859,207 shares) were offered the option of electing to revoke their ownership of the Company and receive from the Company such purchaser's cash paid for the unregistered Common Stock, plus accrued interest at the legal rate in the state of purchase, or rescind the original purchase and receive registered Common Stock offered hereby on a one share for one share basis.

The rescission offer period ended October 12, 1996.

Only five (5) persons offered the cash rescission option accepted such offer, a total of $139,737 in cash was paid to such rescinding shareholders for a total of 66,165 common shares. 4,793,042 shares of registered Common Stock were exchanged for the equivalent
4,793,042 shares of unregistered Common Stock.

Cash and cash equivalents at December 31, 1996, 1995, and 1994 consist of the following:

                                                Amount
                                    _________________________________
                           Current
                  Current  Interest
                  Maturity   Rate      1996       1995        1994
                  ________ ________ _________  __________  __________
Cash in checking   Demand     -     $   2,820  $    4,199  $    3,934
Dean Witter Money
  Market Accounts  Demand   4 to 5%   165,092   4,890,639   1,156,129
                                    _________  __________  __________
                                    $ 167,912  $4,894,838  $1,160,063


The Company had no investments on its balance sheet on December 31, 1996.

Investments and their balance sheet classification at December 31, 1995 are as follows:


Investment Securities    Gross       Gross      Gross    Estimated
                       Amortized  Unrealized  Unrealized   Market
                         Cost        Gain       Loss       Value
                       _________  __________  __________ _________
Securities available-
  for-sale:
Mutual fund
  investments           $301,000   $21,900         $-    $322,900
                        ========   =======         ==    ========


Investments and their balance sheet classification at December 31, 1994 are as follows:


Investment Securities  Gross      Gross       Gross     Estimated
                     Amortized  Unrealized  Unrealized    Market
                       Cost       Gain        Loss        Value
                    __________  __________  __________  __________
Securities avail-
  able-for-sale:
South Dakota
  municipal bond    $  100,000  $        -  $   16,000  $   84,000
Mutual fund
  investments        1,492,870           -     109,272   1,383,598
                    __________  __________  __________  __________

                    $1,592,870  $        -  $  125,272  $1,467,598


The Company's statements of financial condition reflect a sufficiently liquid financial position as cash and assets readily convertible to cash represent over 57%, 57% and 5% of total assets at December 31, 1994, 1994, and 1996, respectively.

As of December 31, 1996, the Company had no trading securities.

Since its inception until the first quarter of 1995, the Company financed its growth in operations and costs related to expansion of assets under its management primarily with funds generated from sales of stock in the Company and to a much lessor extent, long-term debt in the form of investment certificates. Sale of the Company's stock and investment certificates ceased in the first quarter of 1995.

As a registered broker/dealer, ND Capital, Inc. and Ranson Capital Corporation, subsidiaries of the Company, are subject to the Uniform Net Capital Rule of the Securities and Exchange Commission (the "SEC"), which requires the maintenance of minimum net capital, as defined in Rule 15c3-1 of the Exchange Act. The Company's wholly-owned broker/dealer subsidiaries had net capital which exceeded their net capital requirements on December 31, 1995.

Management believes that existing capital when combined with the additional funds generated from operations will provide the Company with sufficient resources to meet present cash and short term capital needs.

Analysis of Consolidated Cash Flows

The Company's growth in assets over its lifetime has been the result of cash provided by the sale of the Company's Common Stock. The Company has generated cash from financing activities in the fiscal years 1994 and 1995 of $4,074,392 and $426,687, respectively. The Company ceased sales of Common Stock in the first quarter of 1995. In each period, the Company invested a portion of its cash flow in capitalized "Deferred Sales Cost," the Company's cost of commissions "fronted" to bring mutual fund assets under its management.

For fiscal 1994, the Company generated $697,167 in positive cash flow. Operating activities required cash totaling $3,457,919, largely the result of a net increase in trading securities of $2,679,507. Investing activities resulted in positive of cash flow totaling $80,694. Financing activities raised $4,074,392 in cash for the Company.

For fiscal 1995, the Company's activities generated an increase of $3,734,775 in cash and cash equivalents. Operating activities generated net cash of $2,138,401, principally as a result of a $2,674,000 decrease in trading securities. Investing activities generated an additional $1,169,687 in cash, principally as a result of sales of available-for-sale securities. $426,687 was raised from financing activities. Financing activities ceased in the first quarter of 1995.

For fiscal 1996, the Company utilized $4,726,926 of available cash. Operating activities generated cash totaling $447,856 principally as a result of substantially increased revenues. Investing activities resulted in a use of cash totaling $6,026,116 principally from purchase of The Ranson Company. Financing activities resulted in cash totaling $851,334, principally due to increase in notes payable.

The substantial build up of cash and cash equivalents at the year ended December 31, 1995 was for the purpose of funding the acquisition of The Ranson Company, Inc. which acquisition took place on January 6, 1996.

Although the Company has relied upon sales of its Common Stock for its past liquidity, management believes that its current liquid position will be sufficient to meet the short and intermediate term financing needs of the Company based on its present and anticipated future operations.

Impact of Inflation and Changing Prices

The financial statement and accompanying notes appearing elsewhere herein have been prepared in accordance with generally accepted accounting principles, which require the measurement of financial position and operating results in terms of historical dollars without considering the changes in the relative purchasing power of money over time due to inflation. Significant assets of the Company are monetary in nature. As a result, interest rates may have a greater impact on the Company's performance than do the effects of the general level of inflation. Interest rates do not necessarily move in the same direction or to the same extent as the prices of goods and services.

The Company's assets are primarily intangible in nature (investment advisor's agreements) and therefore not significantly affected by inflation. The Company's management believes that the cost of replacing furniture, equipment and leasehold improvements would not have a material effect on operations. However, the rate of inflation may have a significant effect on employee, communications and occupancy costs, which may not be readily recoverable in the price of services offered by the Company.

The Company is not subject to significant seasonal fluctuations.

Impact of New Accounting Standards

Accounting for Investments

In 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115 for valuing its investment securities. At December 31, 1996, investment securities that were held for short-term resale are classified as trading securities and carried at fair value. Other marketable securities are classified as available-for-sale and are carried at fair value. Realized and unrealized gains and losses on trading securities are included in net income. Unrealized gains and losses on securities available-for-sale are recognized as direct increases or decreases in stockholders' equity. Cost of securities sold is recognized using the specific identification method.

As a result of the adoption of SFAS No. 115, the stockholders equity section of the Company's balance sheet was reduced by a total of $125,272, in the added category of "Unrealized loss on securities available-for-sale" at December 31, 1994 and increased by $21,900 a calculation of unrealized gain on securities available-for-sale at the year end December 31, 1995.

Pursuant to the requirements of SFAS No. 115 stockholders equity was reduced by $16,532, to account for the cumulative effect on prior years of the initial application of SFAS No. 115 and an additional $108,740 reduction in stockholders equity for the year ended December 31, 1994.

Accounting for Income Tax

The Company files a consolidated income tax return with its wholly-owned subsidiaries. In 1994, the Company adopted the Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, and has retroactively applied the change in its method of accounting for income taxes to the 1993 financial statements.

Effective January 1, 1993, the Company retroactively changed its method of accounting for income taxes to conform with the requirements of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the provisions of SFAS No. 109, an entity recognizes deferred tax assets and liabilities for future tax consequences of events that have already been recognized in the Company's financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not anticipated. The 1993 financial statements have been restated to reflect this change. The effect of the change increased the deferred tax benefit and increased net income by $674,500 for the year ended December 31, 1993 as follows:

     Cumulative effect on years prior
          to January 1, 1993                    $   539,500

     Effect of the 1993 net operating loss          135,000

     Total increase to net income reported for
          the year ended December 31, 1993      $   674,500

The increase in the deferred tax benefit for the year ended
December 31, 1994 has been calculated on that year's net operating loss for tax purposes of approximately $530,000 ($530,000 x 39% =
$205,500).

The increase in the deferred tax benefit for the year ended
December 31, 1995 has been calculated on that year's net operating loss for tax purposes of approximately $416,000 ($416,000 x 39% =
$162,400).

The deferred tax benefit totaling $803,142 has been calculated on approximately $2,063,000 of net operating losses due to expire between the years 2005 through 2010.

Realization of the deferred tax benefit is dependent upon the Company recognizing sufficient future taxable income (taxable at an effective rate of approximately 35%) prior to the expiration of the net operating losses. The Company's Net Operating Losses are scheduled to expire between 2005 and 2010.

Recognition of this deferred tax asset requires an assumption that the Company will, in the future, achieve taxable income sufficient to realize the stated potential of this contingent offset against future income. Since its inception until the current year ended December 31, 1996, the Company has not achieved any taxable income. The realization of this deferred tax asset is dependent upon substantial improvements over the present level of pre-tax income.

No valuation adjustment has been made to the deferred tax asset. Management's forecast of operating results contained in their internal business plan indicates positive future earnings adequate to absorb the net operating loss carryforwards within the expiration periods. The major factor generating the net operating losses to date has been the amortization of capitalized deferred sales costs to expense. These costs represent commissions paid to brokers for investments made in the Funds under management by the Company that don't have a "front end" load. A majority of the unamortized costs will be amortized to expense in the next few years. This coupled with the slowdown in Fund growth (thereby reducing amortization amounts on new commissions paid) should create positive net results in the near future. It is management's belief that significant cost savings will be realized by the combination of management for all Funds as compared to costs of separately managing the Ranson Funds and the ND Holdings Funds. This will be especially true in the administrative and general overhead expense areas since they are indirect costs that are being duplicated by both entities in their operating results prior to the acquisition. Furthermore, since the acquisition of The Ranson Company, Inc. by the Company is a stock purchase, the portion of the purchase price allocated to intangibles is not deductible or amortizable for income tax purposes. Consequently, the Company will report significantly greater operating results for income tax purposes than for financial reporting purposes. Based on the preceding factors, it is management's belief that, more likely than not, the Company's net operating loss carryforwards will be realized before their corresponding expiration periods and that no adjustment should be made to the value of the net deferred tax asset.

Change in Accounting Estimate

The Company has changed its period for amortizing deferred sales commissions from the contingent deferred sales charge period of five years to nine years. The change in the amortizable life of the deferred sales commissions is based on the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments and management's estimate of the average life of investors' accounts in the Company's sponsored mutual funds. Contingent deferred sales charges received by the Company directly reduce the value of the deferred sales commissions asset. The net affect of the change on the net income for the year ended December 31, 1996 before income tax is an increase of $356,243, which will decrease future earnings by the same amount.

Market Prices

There is no public market for the Company's Common Stock.  The
Company's Common Stock is not yet traded on any Exchange, NASDAQ, Electronic Bulletin Board or quoted on any interdealer system.

Dividends

The Company has not paid dividends on earnings since its inception. The Company does not anticipate paying any dividends on its Common Stock in the foreseeable future. The Company intends to retain its earnings to provide funds for the expansion of its business. The Company's future policy with respect to dividends on the Common Stock will be determined by the Board of Directors based upon conditions then existing, including the Company's earnings and financial condition, capital requirements and other relevant factors.

Stockholders

As of March 31, 1997, the approximate number of common stockholders of record was 785 (including the number of individual participants in security position listings). There were a total of 8,123,586 common shares outstanding.

Annual Meeting

The Company's Annual Meeting of Stockholders will be held at 10:00 a.m. on May 9, 1997, at the Company's offices at 1 North Main,
Minot, North Dakota.

Management Information

Identification of Executive Officers and Directors.

The following is a list of the names and ages of all executive officers and directors of the Company. All positions and offices with the Company held by each such person, and each person's term of office as director is also provided.

                            Term of office     Positions and
                               with the         offices with
        Name         Age       Company           the Company
___________________  ___  _________________   __________________

Richard J. Backes     71  5-4-88 to present        Director
Vance A Castleman     53  3-25-94 to present       Director
Daniel L. Feist       64  5-4-88 to present        Director
Lyle E. McLain        63  5-4-88 to present        Director
Peter A. Quist        63  5-4-88 to present   Vice President and
                                                   Director
Robert E. Walstad     52  9-22-87 to present     President and
                                                   Director
Richard H. Walstad    58  5-4-88 to present        Director
Jacqueline L. Picken  48  5-4-88 to present        Secretary
Dan Korgel            49  5-4-88 to present        Treasurer

All directors were re-elected on March 24, 1995 for one-year terms.

The Company has no standing audit, nominating, or compensation committees of the Board of Directors or any committees which perform similar functions.

Family Relationships.

Richard H. Walstad, a Director of the Company, is the brother of Robert E. Walstad the President and a Director of the Company.
There are no other family relationships among executive officers, directors or persons nominated to such positions.

Business Experience.

The current employment, background and business experience of each director, and executive officer follows:

Richard J. Backes - Farmer (1950-Present); Former North Dakota
State Highway Commissioner (1989-1993), Former North Dakota State
Representative (Majority Floor Leader);

Vance A. Castleman - Real Estate Developer (1986-Present); Former
Director Minot Area Development Corporation; Commissioner, Ward
County Planning Commission (past five years);

Daniel L. Feist - Contractor (1955-Present); Real Estate Broker
(1963-Present); Director, First Bank, Minot (past five years);
Director, Investors Real Estate Trust (past five years);

Lyle E. McLain - Farmer (1950-Present); Director, Former Chairman, Farm Credit Banks, 7th Dist., St. Paul, Minnesota; Director, Excel Manufacturing Co. (1986-Present);

Peter A. Quist - Vice President and Director of ND Holdings, Inc. (1988-Present); ND Tax-Free Fund, Inc. (1988-Present), Montana Tax-Free Fund, Inc. (1993-Present), and Integrity Fund of Funds, Inc. (1994-Present); Vice President, Secretary, and Director of ND Money Management, Inc., ND Capital, Inc. (1988-Present), and ND Resources, Inc. (1989-Present); Vice President, Secretary, and Director of ND Insured Income Fund, Inc. (1990-Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993-Present); Currently a licensed North Dakota attorney; Former North Dakota Securities Commissioner (1983-1988);

Robert E. Walstad - President and Director of ND Holdings, Inc.
(1987-Present); President, Treasurer, and Director of ND Tax-Free
Fund, Inc. (1988-Present), ND Money Management, Inc. (1988-
Present), ND

Resources, Inc. (1989-Present), ND Insured Income Fund, Inc. (1990-Present), Montana Tax-Free Fund, Inc. (1993-Present), South Dakota Tax-Free Fund, Inc. (1993-Present), and Integrity Fund of Funds, Inc. (1994-Present); Formerly Vice President and Branch Manager of Dean Witter Reynolds; Associated with Securities Industry as an NASD licensed registered representative from 1972-Present;

Richard H. Walstad - President/Owner, Cook Sign Co. of Fargo (1978-Present); Past Chairman, Fargo Cass County Economic Development
Corp., Fargo;

Jacqueline L. Picken - Secretary of ND Holdings, Inc. (1988-
Present); Executive Assistant to Robert E. Walstad, President of ND Holdings, Inc. (1988-Present);

Dan Korgel - Treasurer of ND Holdings, Inc. (1988-Present);
Portfolio manager of the ND Tax-Free Fund, Inc. (1988-Present), ND Insured Income Fund, Inc. (1990-Present), SD Tax-Free Fund, Inc.
(1993-Present), Montana Tax-Free Fund, Inc. (1993-Present), and
Integrity Fund of Funds, Inc. (1994-Present);

Form 10 - KSB

A copy of the Company's Annual Report on Form 10-KSB for fiscal year 1996 as filed with the Securities and Exchange Commission may be obtained without charge by sending a written request to Investor Relations, ND Holdings, Inc., 1 North Main, Minot, North Dakota, 58701.

Transfer Agent

The Company's Transfer Agent is ND Resources, Inc., a wholly-owned subsidiary of the Company. The registered transfer agent's address is ND Resources, Inc., 1 North Main, Minot, North Dakota 58701

             INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                ND HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS (HISTORICAL)

INDEPENDENT AUDITOR'S REPORT - BRADY, MARTZ & ASSOC., P.C.

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1996, 1995 AND 1994
     Consolidated Balance Sheets
     Consolidated Statements of Operations
     Consolidated Statements for Stockholders' Equity
     Consolidated Statements of Cash Flows
     Notes to Consolidated Financial Statements

ADDITIONAL INFORMATION

     Independent Auditor's Report on Additional Information
     Schedule X - Supplemental Income Statement Information
     Selected Financial Data
     Quarterly Results of Consolidated Operations (Unaudited)


                     BUSINESS COMPONENTS OF
       THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

STATEMENTS OF ASSETS AND LIABILITIES AND DIRECT REVENUES, DIRECT
EXPENSES AND ALLOCATED INDIRECT EXPENSES

     INDEPENDENT AUDITOR'S REPORT - ALLEN, GIBBS & HOULIK, L.C.

     Statements of Assets and Liabilities of Business Acquired
     Statements of Direct Revenues, Direct Expenses and
          Allocated Indirect Expenses of Business Acquired
     Notes to Statements of Assets and Liabilities and Direct Revenues, Direct Expenses and Allocated Indirect Expenses

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
AS OF DECEMBER 31, 1995 AND 1994

     Statement of Assets and Liabilities of Business Acquired
     Statements of Direct Revenues and Expenses of Business
          Acquired
     Notes to Unaudited Financial Statements of Business Acquired

               ND HOLDINGS, INC. AND SUBSIDIARIES

                      MINOT, NORTH DAKOTA








                CONSOLIDATED FINANCIAL STATEMENTS

                             AS OF

                 DECEMBER 31, 1996, 1995 AND 1994

                              AND

                   INDEPENDENT AUDITOR'S REPORT

                ND HOLDINGS, INC. AND SUBSIDIARIES
                       TABLE OF CONTENTS

                                                            Pages

INDEPENDENT AUDITOR'S REPORT                                    1

CONSOLIDATED FINANCIAL STATEMENTS

  Consolidated Balance Sheets                                 2-3

  Consolidated Statements of Operations                         4

  Consolidated Statements of Stockholders' Equity               5

  Consolidated Statements of Cash Flows                       6-7

  Notes to Consolidated Financial Statements                 8-14


ADDITIONAL INFORMATION

  Independent Auditor's Report on Additional Information       15

  Schedule X - Supplemental Income Statement Information       16

     Schedules other than the one listed above are omitted since they are not required or are not applicable, or the required information is shown in the financial statements or notes thereon.

  Selected Financial Data                                      17

  Quarterly Results of Consolidated Operations (Unaudited)     18

                  INDEPENDENT AUDITOR'S REPORT



To the Stockholders and Directors of
ND Holdings, Inc. and Subsidiaries
Minot, North Dakota 58701

We have audited the accompanying consolidated balance sheets of ND Holdings, Inc. and Subsidiaries (a North Dakota Corporation) as of December 31, 1996 and 1995 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996, 1995 and 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ND Holdings, Inc. and Subsidiaries as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 10 to the consolidated financial statements, in 1996, the Company changed its period for amortizing deferred sales commissions. The change in the amortizable life of the deferred sales commission is based on the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments and management's estimate of the average life of investors' accounts in sponsored mutual funds.



BRADY, MARTZ & ASSOCIATES, P.C.

February 14,1997


               ND HOLDINGS, INC. AND SUBSIDIARIES
                 CONSOLIDATED BALANCE SHEETS
                  DECEMBER 31, 1996 AND 1995


                            ASSETS

                                             1996        1995
                                         ___________  ___________
CURRENT ASSETS
  Cash and cash equivalents              $   167,912  $ 4,894,838
  Securities available-for-sale                    -      322,900
  Accounts receivable
    - Fees from sponsored mutual funds       316,740      161,907
    - Other                                   15,909            -
  Prepaids                                    22,655            -
  Deferred tax benefit                       440,000            -
                                         ___________  ___________

  Total current assets                   $   963,216  $ 5,379,645
                                         ___________  ___________

PROPERTY AND EQUIPMENT                   $   517,316  $   100,680
  Less accumulated depreciation              175,981       53,631
                                         ___________  ___________

  Net property and equipment             $   341,335  $    47,049
                                         ___________  ___________

OTHER ASSETS
  Deferred sales commissions             $ 3,059,344  $ 2,840,238
  Deferred tax benefit                       363,142    1,042,400
  Covenant not to compete (net of
   amortization of $ 100,000 for 1996)       200,000            -
  Investment adviser's agreements (net of
   amortization of $267,751 for 1996)      5,466,559       29,090
  Public registration costs                  241,664       81,743
  Other assets                                89,025       50,421
                                         ___________  ___________

  Total other assets                     $ 9,419,734  $ 4,043,892
                                         ___________  ___________

TOTAL ASSETS                             $10,724,285  $ 9,470,586
                                         ===========  ===========





              LIABILITIES AND STOCKHOLDERS' EQUITY


                                             1996        1995
                                         ___________  ___________
CURRENT LIABILITIES
  Service fees payable                   $   108,556  $         -
  Accounts payable                           184,642       64,069
  Other current liabilities                   16,835       25,991
  Current portion of long-term debt          132,881       10,000
                                         ___________  ___________

  Total current liabilities              $   442,914  $   100,060
                                         ___________  ___________

LONG-TERM LIABILITIES
  Note payable                           $ 1,172,962  $         -
  Investment certificates                    235,100      270,100
  Less current portion shown above          (132,881)     (10,000)
                                         ___________  ___________

  Total long-term liabilities            $ 1,275,181  $   260,100
                                         ___________  ___________

TOTAL LIABILITIES                        $ 1,718,095  $   360,160
                                         ___________  ___________

STOCKHOLDERS' EQUITY
  Common stock - 20,000,000 shares
   authorized, no par value; 8,123,586
   and 8,191,751 shares issued and
   outstanding, respectively             $10,633,367  $10,760,074
  Accumulated deficit                     (1,627,177)  (1,671,548)
  Unrealized gain on securities
   available-for-sale                              -       21,900
                                         ___________  ___________

  Total stockholders' equity             $ 9,006,190  $ 9,110,426
                                         ___________  ___________

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                    $10,724,285  $ 9,470,586
                                         ===========  ===========



      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
               CONSOLIDATED FINANCIAL STATEMENTS



                ND HOLDINGS, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS
       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                 1996         1995         1994
                             ___________  ___________  ___________
REVENUES
  Fee income                 $ 3,114,995  $ 1,327,302  $ 1,077,089
  Commissions                    302,619       78,014       53,062
                             ___________  ___________  ___________
  Total revenue              $ 3,417,614  $ 1,405,316  $ 1,130,151
                             ___________  ___________  ___________
OPERATING EXPENSES
  Compensation and benefits  $   758,864  $   589,399  $   504,154
  General and administrative
   expenses                    1,514,300      664,084      564,134
  Sales commissions
   amortized                     464,050      808,286      549,835
  Depreciation and
   amortization                  419,398       27,729       58,316
  Interest                       161,197       27,948       27,812
                             ___________  ___________  ___________
  Total operating expenses   $ 3,317,809  $ 2,117,446  $ 1,704,251
                             ___________  ___________  ___________

OPERATING INCOME (LOSS)      $    99,805  $  (712,130) $  (574,100)

OTHER INCOME (EXPENSES)
  Interest and dividends     $    58,286  $   314,253  $   195,130
  Miscellaneous income            77,911            -           92
  Loss on bond sales, net              -            -      (25,576)
  Net realized gain (loss)
   on securities available-
   for-sale                       23,801      (90,084)           -
  Trading securities losses,
   net                                 -      (47,774)     (42,898)
  Loss on debentures                   -            -      (26,000)
  Partnership income (losses)        597          274       (4,024)
                             ___________  ___________  ___________
  Total other income         $   160,595  $   176,669  $    96,724
                             ___________  ___________  ___________
INCOME (LOSS) BEFORE INCOME
 TAX BENEFIT (EXPENSE)       $   260,400  $  (535,461) $  (477,376)

DEFERRED INCOME TAX BENEFIT
 (EXPENSE)                      (216,029)     162,400      205,500
                             ___________  ___________  ___________
NET INCOME (LOSS)            $    44,371  $  (373,061) $  (271,876)
                             ===========  ===========  ===========

NET INCOME (LOSS) PER SHARE  $       .01  $      (.05) $      (.04)


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
               CONSOLIDATED FINANCIAL STATEMENTS



               ND HOLDINGS, INC. AND SUBSIDIARIES
        CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        Unrealized
                                                        Gain (Loss)
                                                       on Securities
                    Common       Stock     Accumulated   Available
                    Shares       Amount      Deficit      For-Sale     Total
                   _________  ___________  ___________   __________  __________
BALANCE,
 JANUARY 1, 1994   5,816,192  $ 6,277,995  $(1,043,143)  $        -  $5,234,852
 Common stock
  issued           2,345,328    4,370,742            -            -   4,370,742
 Purchase of
  common stock      (164,207)    (326,350)           -            -    (326,350)
 Cumulative effect
  on prior years
  for initial
  application of
  SFAS No. 115             -            -       16,532      (16,532)          -
 Net loss                  -            -     (271,876)           -    (271,876)
 Change in
  unrealized loss
  on securities
  available-
  for-sale                 -            -            -     (108,740)   (108,740)
                  __________  ___________  ___________   __________  __________
BALANCE
 DECEMBER 31,1994  7,997,313  $10,322,387  $(1,298,487)  $ (125,272) $8,898,628
 Common stock
  issued             302,085      663,746            -            -     663,746
 Purchase of
  common stock      (107,647)    (226,059)           -            -    (226,059)
 Net loss                  -            -     (373,061)           -    (373,061)
 Change in
  unrealized gain
  (loss) on
  securities
  available-
  for-sale                 -            -            -      147,172     147,172
                  __________  ___________  ___________   __________  __________
BALANCE,
DECEMBER 31,1995   8,191,751  $10,760,074  $(1,671,548)  $   21,900  $9,110,426
 Purchase of
  common stock       (68,165)    (126,707)           -            -    (126,707)
 Net income                -            -       44,371            -      44,371
 Change in
  unrealized gain
  (loss) on
  securities
  available-
  for-sale                 -            -            -      (21,900)    (21,900)
                  __________  ___________  ___________   __________  __________
BALANCE,
 DECEMBER 31, 1996 8,123,586  $10,633,367  $(1,627,177)  $        -  $9,006,190
                  ==========  ===========  ===========   ==========  ==========

             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                     CONSOLIDATED FINANCIAL STATEMENTS



                      ND HOLDINGS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                             1996        1995        1994
                                         ___________  __________  ___________
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                       $    44,371  $ (373,061) $  (271,876)
 Adjustments to reconcile net income
  (loss) to net cash provided (used)
  by operating activities:
   Depreciation and amortization             419,398      27,729       58,316
   Sales commissions amortized               464,050     808,286      549,835
   Loss on sale of bonds                           -           -       25,576
   Net realized (gain) loss on
    securities available-for-sale            (23,801)     90,084            -
   Loss on sale of equipment                     230           -            -
   Net unrealized loss on trading
    securities                                     -           -        5,505
   Net decrease (increase) in
    trading securities                             -   2,674,000   (2,679,507)
   Loss on debenture                               -           -       26,000
   (Increase) decrease in:
     Accounts receivable                    (170,742)    (58,880)     (23,663)
     Accrued interest receivable                   -      76,052      (70,654)
     Prepaids                                (22,655)          -            -
     Deferred sales commissions
      capitalized                           (683,155)   (826,131)    (874,673)
     Deferred tax benefit                    239,258    (162,400)    (205,500)
     Other assets                            (39,071)    (44,235)           -
   Increase (decrease) in:
     Service fees payable                    108,556           -            -
     Accounts payable                        120,573      29,438       21,435
     Other liabilities                        (9,156)      8,352      (18,713)
                                         ___________  __________  ___________
 Net cash provided (used)
  by operating activities                $   447,856  $2,249,234  $(3,457,919)
                                         ___________  __________  ___________

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment      $  (347,727) $  (33,035) $   (17,205)
 Proceeds from sale of equipment                 800           -            -
 Purchase of available-for-sale
  securities                                       -  (1,421,000)    (261,842)
 Proceeds from sale of available-
  for-sale securities                        325,564   2,622,786      337,863
 Purchase of covenant not to compete        (300,000)          -            -
 Purchase of investment adviser's
  agreements                              (5,705,220)    (29,090)           -
 Return of capital from limited
  partnership unit                               467         936       17,878
 Proceeds from CFH Corporation
  debenture                                        -           -        4,000
                                         ___________  __________  ___________
 Net cash provided (used)
  by investing activities                $(6,026,116) $1,140,597  $    80,694
                                         ___________  __________  ___________

                                      -6-


              CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)


                                             1996        1995        1994
                                         ___________  __________  ___________

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from issuing common stock
  (net of stock issue costs of $-0-,
  $46,183 and $303,326, respectively)    $         -  $  663,746  $4,370,742
 Redemption of common stock                 (126,707)   (226,059)   (326,350)
 Public registration costs                  (159,921)    (81,743)          -
 Increase in notes payable                 1,748,975           -           -
 Reduction of notes payable                 (576,013)          -           -
 Investment certificates issued                    -           -      30,000
 Redemption of investment certificates       (35,000)    (11,000)          -
                                         ___________  __________  __________

 Net cash provided by financing
  activities                             $   851,334  $  344,944  $4,074,392
                                         ___________  __________  __________

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                    $(4,726,926) $3,734,775  $  697,167

CASH AND CASH EQUIVALENTS
 AT BEGINNING OF YEAR                      4,894,838   1,160,063     462,896
                                         ___________  __________  __________

CASH AND CASH EQUIVALENTS
 AT END OF YEAR                          $   167,912  $4,894,838  $1,160,063
                                         ===========  ==========  ==========

SUPPLEMENTARY DISCLOSURE OF
 CASH FLOW INFORMATION
  Cash paid during the year for:
   Interest                              $   161,578  $   25,235  $   24,067



             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                        CONSOLIDATED FINANCIAL STATEMENTS


                   ND HOLDINGS, INC. AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1996, 1995 AND 1994



NOTE 1 -  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

          The nature of operations and significant accounting policies of ND Holdings, Inc. and Subsidiaries is presented to assist in understanding the Company's consolidated financial statements.

          Nature of operations - ND Holdings, Inc. and Subsidiaries (the Company) was established in September 1987 as a North Dakota corporation. The Company derives its revenue primarily from investment advisory, asset management, underwriting, and transfer agent services to sponsored mutual funds. Located in Minot, North Dakota, the Company is marketing its services throughout the Midwestern United States.

          Principles of consolidation - The consolidated financial statements include the accounts of ND Holdings, Inc. and its wholly-owned subsidiaries, ND Money Management, Inc., ND Capital, Inc., ND Resources, Inc., and Ranson Capital Corporation. The acquired Ranson Capital Corporation's operations are included from the acquisition date, January 6, 1996. All significant intercompany transactions and balances have been eliminated in the accompanying consolidated financial statements.

          Concentrations - The Company derives its revenue primarily from investment advisory and administrative services provided to sponsored mutual funds, a majority of which are state-specific municipal bond funds. Company revenues are largely dependent on the total value and composition of assets under management, which include state-specific municipal bonds. Accordingly, fluctuations in financial markets and the composition of assets under management impact revenues and results of operations.

          Use of estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Revenue recognition - Investment advisory fees, transfer agent fees, service fees, and commissions are recorded as revenues as the related services are provided by the Company to sponsored mutual funds. Commission income is also received for the sale of investments in other mutual funds.

          Cash and cash equivalents - The Company's policy is to record all liquid investments with original maturities of three months or less as cash equivalents. Liquid investments with maturities greater than three months are recorded as investments.

          Investments - Investment securities that are held for short-term resale are classified as trading securities and carried at fair value. All other marketable securities are classified as available-for-sale and are carried at fair value. Realized and unrealized gains and losses on trading securities are included in net income. Unrealized gains and losses on securities available-for-sale are recognized as direct increases or decreases in stockholders' equity. Cost of securities sold is recognized using the specific identification method.

          Property and equipment is stated at cost less accumulated depreciation computed on the straight-line and accelerated methods over estimated useful lives as follows:

                      Equipment                  5-7 years
                      Leasehold improvements      40 years

          Deferred sales commissions - Sales commissions paid to brokers and dealers in connection with the sale of shares of the sponsored mutual funds sold without a front-end sales charge, are capitalized and amortized on a straight line basis over a period not exceeding nine years, which approximates the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from various sponsored mutual funds and potential contingent deferred sales charges received from shareholders of the various sponsored mutual funds. Contingent deferred sales charges received by the Company are recorded as a reduction of unamortized deferred sales commissions.

          Advertising - Costs of advertising and promotion of sponsored mutual funds are expensed the first time that the advertising takes place.

          Earnings per share is computed on the weighted average number of common shares outstanding, including share equivalents arising from unexercised stock warrants. The aggregate weighted average shares outstanding used in computing earnings per share was 8,486,583 in 1996, 8,094,532 in 1995, and 6,906,752 in 1994. Fully diluted per share amounts are substantially the same as primary per share amounts for the periods presented.

          Covenant not to compete is carried on the books at cost less accumulated amortization computed using the straight-line method over the life of the covenant, which is three years.

          Investment adviser's agreements are amortized using the straight-line method over a period of twenty years. The Company has evaluated potential impairments on the basis of the expected future operating cash flows to be derived from these intangible assets in relation to the Company's carrying value and has determined that there is no impairment.

          Public registration costs - The Company's cost of its S-1 registration is being capitalized until the initial public offering commences. At that time, the costs will reduce the net proceeds received from the sale of the Company's shares.

          Income taxes - The Company files a consolidated income tax return with its wholly-owned subsidiaries. The amount of deferred tax benefit or expense is recognized as of the date of the consolidated financial statements, utilizing currently enacted tax laws and rates. Deferred tax benefits are recognized in the financial statements for the changes in deferred tax assets between years.

          Reclassification - Certain amounts from 1995 and 1994 have been reclassified to conform with the 1996 presentation.

NOTE 2 -  CASH AND CASH EQUIVALENTS

          Cash and cash equivalents at December 31, 1996 and 1995 consist of the following:

                                                                Amount
                                                      _________________________
                                           Current
                                Current    Interest
                                Maturity     Rate         1996         1995
                                ________   ________   __________    ___________

          Cash in checking       Demand         -     $    2,820    $     4,199
          Dean Witter Money
           Market Accounts       Demand      4.78%       165,092      4,890,639
                                                      __________    ___________
                                                      $  167,912    $ 4,894,838
                                                      ==========    ===========

NOTE 3 -  INVESTMENTS IN AND TRANSACTIONS WITH SPONSORED MUTUAL FUNDS

          The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1995 include:

                                                      Gross
                                       Aggregate    Unrealized   Aggregate Fair
          1995                            Cost    Holding Gains      Value
          ____                         _________  _____________  ______________

          Bond funds                   $ 301,000     $ 21,900      $ 322,900
                                       =========     ========      =========

          Dividends earned on the Company's investments in sponsored mutual funds aggregated $3,007 in 1996, $59,244 in 1995, and $71,708 in
          1994. The Company recognized a net gain of $23,801 in 1996, and a net loss of $90,084 in 1995 from dispositions and write-downs of fund investments.

          The Company provides investment advisory and administrative services to the Integrity Mutual Funds family of funds which had aggregate net assets under management at December 31, 1996 of approximately $334 million. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' board of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Revenues derived from services rendered to the sponsored mutual funds were $3,114,995 in 1996, $ 1,327,302 in 1995, and $ 1,077,089 in 1994.

          Accounts receivable from the sponsored mutual funds aggregate $316,740 and $ 161,907 at December 31, 1996 and 1995, respectively.

NOTE 4 -  PROPERTY AND EQUIPMENT

          Property and equipment at December 31 consists of:

                                                      1996       1995
                                                   _________  _________
             Office furniture and equipment        $ 340,355  $ 100,680
             Leased equipment                          9,735          -
             Leasehold improvements                  167,225          -
                                                   _________  _________
                                                   $ 517,316  $ 100,680
             Accumulated depreciation and
              amortization                           175,981     53,631
                                                   _________  _________
                                                   $ 341,335  $  47,049
                                                   =========  =========

NOTE 5 -  ACQUISITIONS

          On January 5,1996, the Company completed its acquisition of Ranson Company, Inc. and its subsidiary (Ranson Capital Corporation), an investment adviser and distributor for Ranson Managed Portfolios. The offices of Ranson Company, Inc. and its subsidiary has been closed and the operations have been integrated into the Company's subsidiaries. Because Ranson Company, Inc. was strictly a holding company for its subsidiary with no material assets, liabilities, or operations, other than those involving its investment in its subsidiary, it was dissolved in November, 1996 leaving its subsidiary, Ranson Capital Corporation, wholly-owned by the Company. The acquisition was accounted for as a purchase in which the Company paid $4,696,403 in cash and $1,500,000 from bank borrowings. The operations and financial position of Ranson Company, Inc. and subsidiary were accounted for in the consolidated financial statements of the Company beginning January 6, 1996. The excess purchase price over the estimated fair value of the assets was $5,329,887 of which $300,000 is for a covenant not to complete, being amortized using the straight-line method over 3 years. The remaining balance represents the value of the investment adviser's agreement, and is being amortized using the straight-line method over 20 years.

          The following unaudited pro forma summary presents the consolidated results of operations of the Company as if the business combination had occurred on January 1, 1995. Pro forma results for the year ended December 31, 1996, as if the acquisition had been made in January 1, 1996, are not presented as they would not be materially different from the reported results which include the operations of Ranson Company, Inc. and subsidiary for the period from January 6, 1996 to December 31, 1996.

                                                    (Unaudited)
                                                    Year ended
                                                 December 31, 1995
                                                 _________________

                          Revenues                  $ 2,176,973
                          Net loss                     (575,707)
                                                    ___________
                          Loss per share            $      (.07)
                                                    ===========

          The above amounts are based upon certain assumptions and estimates which the Company believes are reasonable. The pro forma results do not necessarily represent results which would have occurred if the business combination had taken place at the date indicated or what the results of operations may be in any future period.

          During December, 1996, the Company acquired the rights to the investment adviser's agreement to manage the "Heartland Nebraska Tax Free Fund".

          The costs associated with this acquisition, totaling $289,914, will be amortized using the straight-line method over a period of twenty years, commencing in 1997.

NOTE 6 -  LONG-TERM DEBT

          Debt at December 31, 1996 and 1995 was as follows:

                                              Current
                                      Rate    Portion       1996         1995
                                     ______   ________   __________   _________
          Long-term debt:
           Revolving loan             9.25%   $      -   $1,164,240   $       -
           Investment certificates   10.00%    130,000      235,100     270,100
           Capital lease obligations  7.11%      2,881        8,722           -
                                              ________   __________   _________
           Totals                             $132,881   $1,408,062   $ 270,100
                                              ========   ==========   =========

          A summary of the terms of the current long-term debt agreements follow:

          Revolving loan - Effective January 5, 1996, the Company obtained a $1.5 million line of credit from First Western Bank and Trust. Interest is charged on outstanding amounts at the prime rate (8.25% at December 31, 1996) plus 1 % per year, payable monthly. The principal is due in full on January 27, 1998.

          Investment certificates - The Company had a private offering of investment certificates. The certificates are debt obligations and do not represent ownership in the Company. The total offering was $500,000 of which only $281,100 in certificates were issued. As of December 31,1996, $235,100 in certificates are still outstanding. The certificates bear interest at a rate of 10% per annum, payable semi-annually, and mature 5 years from the date of issuance. The Company has the option of redeeming the certificates early, but has no obligation to do so except in the case of death of the registered holder.

          Capital lease obligations - In October 1996, the Company entered into a capital lease obligation for office equipment. The term of the lease is for 3 years with monthly payments of $284 at an interest rate of 7.11%.

          The aggregate amount of required future payments on the above long-term debt at December 31, 1996, is as follows:

              Year ending December 31,
                   1997                                 $  280,344
                   1998                                  1,258,969
                   1999                                     34,340
                                                        __________
                   Total                                $1,573,653
                   Less amount representing
                    interest                               165,591
                                                        __________
                   Total due                            $1,408,062
                                                        ==========

NOTE 7 -  INCOME TAXES

          The provision for income taxes consists of:

                                               1996        1995       1994
                                             ________   _________   _________
            Current income taxes
             Federal                         $      -   $       -   $       -
             State                                  -           -           -

            Deferred income
             taxes (tax benefit)              216,029    (162,400)   (205,500)
                                             ________   _________   _________
                                             $216,029   $(162,400)  $(205,500)
                                             ========   =========   =========

          Deferred income taxes arise from temporary differences between taxable income for financial statement and income tax return purposes. The only significant differences the Company has are net operating loss carryforwards totaling $2,063,000 that expire between 2005 and 2010. Each year's deferred income taxes (tax benefit) above is based on that year's decrease or increase in the net operating loss carryforwards multiplied by the applicable statutory tax rates.

          The current and noncurrent deferred tax asset totaling $803,142 is made up entirely of the unused net operating loss carryforwards described above multiplied by the applicable statutory tax rates. The measurement of the deferred tax asset is based on provisions of the enacted tax law.

          The effects of future changes in tax laws or rates are not anticipated.

          The deferred tax expense (benefit) reconciled to the amount computed by applying the statutory federal rate of 35% to income before taxes as follows:

                                               1996       1995        1994
                                           _________   _________   __________

            Federal taxes (benefits) at
             statutory rates               $  91,140   $(187,411)  $(167,081)

            State taxes (benefits), net of
             federal tax effect               16,100     (34,880)    (30,915)

            Taxes on nondeductible amort-
             ization at federal statutory
             rates                           128,712           -           -

            Other                            (19,923)     59,891      (7,054)
                                           _________   _________   _________

            Actual tax expense (benefit)   $ 216,029   $(162,400)  $(205,500)
                                           =========   =========   =========

NOTE 8 -  STOCK WARRANTS AND SPLITS

          The Company has authorized 1,050,000 perpetual warrants as incentives to the organizers, directors, officers and employees of the Company. All warrants have been issued and outstanding since 1990. These warrants, at the date of issue, allowed for the purchase of shares of stock at $2.00 per share. The exercise price of the warrants will be adjusted to reflect stock splits of 11 for 10 in 1990 and 1989. No warrants have been exercised at December 31, 1996.

NOTE 9 -  EMPLOYEE RETIREMENT PLAN

          The Company sponsors a 401 (K) plan for all its employees. This plan is solely funded by employee contributions. The only expenses of the plan paid for by the Company are the trustees fees, which were insignificant in 1996, 1995 and 1994.

NOTE 10 - CHANGE IN ACCOUNTING ESTIMATE

          The Company has changed its period for amortizing deferred sales commissions from the contingent deferred sales charge period of five years to nine years. The change in the amortizable life of the deferred sales commissions is based on the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments and management's estimate of the average life of investors' accounts in the Company's sponsored mutual funds. Contingent deferred sales charges received by the Company directly reduce the value of the deferred sales commissions asset. The net affect of the change on the net income for the year ended December 31, 1996 before income tax is an increase of $356,243, which will decrease future earnings by the same amount.

NOTE 11 - COMMITMENTS

          The Company leases office space under a five year lease agreement which commenced on June 1, 1996. Lease payments are $3,000 per month for the term of the lease. The lease carries an option to renew for an additional five years after expiration of the initial term. In addition, a provision of the lease allows the Company to purchase the building, in which its offices are located, at any time during the term of the lease. Rent expense for 1996 was $21,000.

          At December 31, 1996, remaining operating lease commitments are as follows:

              Year ending December 31,
                   1997                                $ 36,000
                   1998                                  36,000
                   1999                                  36,000
                   2000                                  36,000
                   2001                                  15,000
                                                       ________
                                                       $159,000
                                                       ========

                     ADDITIONAL INFORMATION

     INDEPENDENT AUDITOR'S REPORT ON ADDITIONAL INFORMATION






To the Stockholders and Directors of
ND Holdings, Inc. and Subsidiaries
Minot. North Dakota

Our report on our audit of the basic consolidated financial statements of ND Holdings, Inc. and Subsidiaries for the years ended December 31, 1996, 1995 and 1994, appears on page 1. Those audits were made for the purpose of forming an opinion on such consolidated financial statements taken as a whole. The information on pages 16 through 18 related to the 1996, 1995 and 1994 consolidated financial statements is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic consolidated financial statements for the years ended December 31, 1996,1995 and 1994, taken as a whole.

We also have previously audited, in accordance with generally accepted auditing standards, the consolidated balance sheets of ND Holdings, Inc. and Subsidiaries as of December 31, 1993, and 1992, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1993, none of which is presented herein, and we expressed unqualified opinions on those consolidated financial statements. In our opinion, the information on page 17 relating to the 1993 and 1992 consolidated financial statements is fairly stated in all material respects in relation to the basic consolidated financial statements from which it has been derived.





BRADY. MARTZ & ASSOCIATES, P. C.

February 14, 1997


               ND HOLDINGS, INC. AND SUBSIDIARIES
     SCHEDULE X - SUPPLEMENTARY INCOME STATEMENT INFORMATION
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                1996         1995         1994
                            __________   __________   __________

COMPENSATION AND BENEFITS
 Salaries and wages         $  584,310*  $  450,552*  $  378,844*
 Employee benefits              97,071*      73,549*      62,556*
 Commissions                    25,060       19,911*      23,123*
 Payroll taxes                  52,423*      45,387*      39,631*
                            __________   __________   __________
                            $  758,864   $  589,399   $  504,154
                            ==========   ==========   ==========

GENERAL AND ADMINISTRATIVE
 EXPENSES
 Directors fees             $   38,830*  $   35,800*  $   37,000*
 Promotion of funds            138,670*      81,088*      87,645*
 Account service fees          539,470*     136,503*     112,619*
 Office rent                    28,380       11,800        7,950
 Office expense and
  supplies                      40,677*      23,972*      12,174*
 Telephone                      28,788       20,221*      13,640*
 Travel                         54,013*      56,188*      37,644*
 Meals and entertainment        19,535       15,948*      11,356*
 Education and seminars          7,666        3,509*       2,824
 Insurance and bonds            28,961       30,950*      28,514*
 License, fees and
  registrations                 72,260*      37,981*      27,841*
 Equipment rent and lease        7,498        4,348        2,414
 Legal and accounting           85,903*      52,955*      34,561*
 Dues, subscriptions and
  memberships                   25,785       22,225*      12,663*
 Printing                      104,116*      55,148*      63,156*
 Postage                        51,385*      28,916*      17,841*
 Transfer agency fees          133,919*      14,329       17,004*
 Custodial fees                 85,049*      23,887*      27,663*
 Bank charges                    6,152        2,189        1,244
 Utilities                       6,811            -            -
 Miscellaneous                  10,432        6,127        8,381
                            __________   __________   __________

                            $1,514,300   $  664,084   $  564,134
                            ==========   ==========   ==========

* Indicates items which exceed 1 % of total revenue.



               ND HOLDINGS, INC. AND SUBSIDIARIES
                   SELECTED FINANCIAL DATA
          FOR THE YEARS ENDED DECEMBER 31, AS INDICATED


                          1996         1995         1994         1993         1992
                      ___________  ___________  ___________  ___________  ___________
Operating revenue     $ 3,417,614  $ 1,405,316  $ 1,130,151  $   865,755  $   520,520


Income (loss) from
 operations           $    99,805  $  (712,130) $  (574,100) $  (373,396) $  (379,651)


Deferred income
 tax benefit (expense)$  (216,029) $   162,400  $   205,500  $   135,000  $         -


Cumulative effect on
 prior year of
 accounting change    $         -  $         -  $         -  $   539,500  $         -


Income (loss)
 per share            $       .01  $      (.05) $      (.04) $       .07  $      (.11)


Total assets          $10,724,285  $ 9,470,586  $ 9,231,998  $ 5,535,500  $ 2,394,581


Long-term obligations $ 1,408,062  $   270,100  $   281,100  $   251,100  $   181,000


Shareholders' equity  $ 9,006,190  $ 9,110,426  $ 8,898,628  $ 5,234,852  $ 2,161,724


Dividends paid        $         -  $         -  $         -  $         -  $         -







               ND HOLDINGS, INC. AND SUBSIDIARIES
     QUARTERLY RESULTS OF CONSOLIDATED OPERATIONS (UNAUDITED)


                                     QUARTER ENDED
                      ___________________________________________
                       3-31-96    6-30-96    9-30-96    12-31-96
                      _________  _________  _________  __________
Revenues              $ 870,413  $ 715,404  $ 819,153  $1,012,644
Operating income
 (loss)                  67,203   (130,817)   (17,623)    180,412
Other income             25,348     52,221      9,166      73,860
Deferred income tax
 benefit (expense)       92,551    (16,800)   (21,571)   (270,209)
Net income (loss)        32,851    (94,766)   (30,028)    136,314

Per Share
 Operating income
  (loss)                    .01       (.02)         -         .02
 Other income                 -        .01          -         .01
 Deferred income tax
  benefit (expense)         .01          -          -        (.03)

                                     QUARTER ENDED
                      ___________________________________________
                       3-31-95    6-30-95    9-30-95    12-31-95
                      _________  _________  _________  __________
Revenues              $ 323,101  $ 423,243  $ 393,157  $  265,815
Operating loss         (226,344)   (78,891)  (217,123)   (189,772)
Other income (loss)      97,591      2,136     86,955     (10,013)
Deferred income tax
 benefit                 39,050     23,280     39,480      60,590
Net loss                (89,703)   (53,475)   (90,688)   (139,195)

Per Share
 Operating loss            (.03)      (.01)      (.03)       (.02)
 Other income               .01          -        .01           -
 Deferred income tax
  benefit                     -          -        .01         .01

                                     QUARTER ENDED
                      ___________________________________________
                       3-31-94    6-30-94    9-30-94    12-31-94
                      _________  _________  _________  __________
Revenues              $ 245,667  $ 252,968  $ 261,034  $ 370,482
Operating loss          (90,917)  (123,519)   (67,327)  (292,337)
Other income             21,991      8,525      5,415     60,793
Deferred income tax
 benefit                 27,500     46,000     27,000    105,000
Net loss                (41,426)   (68,994)   (34,912)  (126,544)

Per Share
 Operating loss            (.01)      (.02)      (.01)      (.04)
 Other income                 -          -          -        .01
 Deferred income tax
  benefit                     -        .01          -        .02


The above financial information is unaudited. In the opinion of management, all adjustments (which are of a normal recurring nature) have been included for a fair presentation.

                          BUSINESS COMPONENTS OF
             THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

                 STATEMENTS OF ASSETS AND LIABILITIES AND
                       DIRECT REVENUES, DIRECT EXPENSES
                       AND ALLOCATED INDIRECT EXPENSES

                YEARS ENDED MARCH 31, 1995, 1994 AND 1993

                                   with

                      INDEPENDENT AUDITORS' REPORT

                         BUSINESS COMPONENTS OF
              THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

                 STATEMENTS OF ASSETS AND LIABILITIES AND
                      DIRECT REVENUES, DIRECT EXPENSES
                       AND ALLOCATED INDIRECT EXPENSES

                Years Ended March 31, 1995, 1994 and 1993


                       TABLE OF CONTENTS

                                                              Page

Independent Auditors' Report                                    1

Statements of Assets and Liabilities of Business Acquired       2

Statements of Direct Revenues, Direct Expenses and
     Allocated Indirect Expenses of Business Acquired           3

Notes to Statements of Assets and Liabilities
     and Direct Revenues, Direct Expenses
     and Allocated Indirect Expenses                         4 - 12

Independent Auditors' Report


The Board of Directors
The Ranson Company, Inc. and Subsidiary


We have audited the accompanying statements of assets and liabilities of the Business Acquired of The Ranson Company, Inc. and Subsidiary as of March 31, 1995 and 1994 and the statements of direct revenues, direct expenses and allocated indirect expenses of the Business Acquired for each of the three years in the period ended March 31, 1995. These statements are the responsibility of The Ranson Company, Inc. and Subsidiary management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1, the Business Acquired is a component of a larger consolidated business enterprise, The Ranson Company, Inc. and Subsidiary (the "Company") and shares certain revenue and expense transactions with the Company. The accompanying statements of Business Acquired were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form S-1 of ND Holdings, Inc.) as described in Note 2 and are not intended to be a complete presentation of the consolidated financial position or results of operations of the Company.

In our opinion, the statements referred to above present fairly, in all material respects, the assets and liabilities of the Business Acquired of The Ranson Company, Inc. and Subsidiary as of March 31, 1995 and 1994 and the direct revenues, direct expenses and allocated indirect expenses of the Business Acquired for each of the three years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.



                                      ALLEN, GIBBS & HOULIK, L.C.
                                      WICHITA, KANSAS

January 18, 1996
  (Except for Notes 1 and 2,
     as to which the date is July 3, 1996)

                         BUSINESS COMPONENTS OF
             THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

         STATEMENTS OF ASSETS AND LIABILITIES OF BUSINESS ACQUIRED

                         March 31, 1995 and 1994


                                                 1995          1994
                                             -----------   -----------
ASSETS ACQUIRED:
     Cash                                    $   188,434   $   489,617
     Broker-dealer receivables                     3,611        36,553
     Securities owned, trading accounts        1,516,068     3,065,768
     Investments                                 246,780       265,683
     Trading securities                           22,238            --
     Securities available-for-sale                31,519            --
     Property assets, net of accumulated
           depreciation of $75,048 and $49,275    61,059        57,721
     Other assets:
          Employees' advances and
               related party notes receivable     19,101       114,106
          Miscellaneous                           37,992        81,072
          Prepaid expenses                        45,899         9,897
          Cash surrender value of life insurance  17,047        10,937
          Refundable income tax                   19,307            --
                                             -----------   -----------
                                               2,209,055     4,131,354
                                             -----------   -----------
LIABILITIES ACQUIRED:
     Broker-dealer payables                           --      (102,708)
     Notes payable, bank                      (1,257,841)   (2,968,675)
     Notes payable, other                        (75,000)      (16,670)
     Accounts payable                            (13,559)     (146,249)
     Accrued liabilities                         (62,388)     (144,067)
     Income tax payable                           (7,034)           --
                                             -----------   -----------
                                              (1,415,822)   (3,378,369)
                                              -----------   -----------
NET ASSETS ACQUIRED                           $   793,233   $   752,985
                                              ===========   ===========

                   The accompanying notes are an integral
                     part of these financial statements.


                            BUSINESS COMPONENTS OF
               THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

                 STATEMENTS OF DIRECT REVENUES, DIRECT EXPENSES
               AND ALLOCATED INDIRECT EXPENSES OF BUSINESS ACQUIRED

                   Years Ended March 31, 1995, 1994 and 1993



                                        1995          1994           1993

                                    -----------    -----------    -----------
Direct revenues:
   Gross margin, fiscal agent fees
       and security transactions    $ 2,094,362    $ 3,564,287    $ 2,723,275
   Interest                              20,185         38,623          6,818
   Compliance agent fees                 11,793         16,405         16,116
     Net change in unrealized gains
          and losses of:
               Securities owned,
               trading accounts         161,423             --          1,941
               Investments                9,451          6,318         14,055
                                    -----------    -----------    -----------
                                    $ 2,297,214    $ 3,625,633    $ 2,762,205
                                    ===========    ===========    ===========

Direct expenses:
     General, selling and
          administrative expenses:
               Holding company      $     5,347    $     9,188    $     8,564
               Public finance         1,087,652      1,980,374      1,664,544
               Purchases and sales      232,427        213,726        191,708
               Mutual funds             384,868        544,425        343,361
     Interest expense                    31,091         57,384         22,905
     Net change in unrealized gains
          and losses of securities
          owned, trading accounts            --        155,805             --
Allocated indirect overhead expense     422,371        500,060        466,370
                                    -----------    -----------    -----------
                                    $ 2,163,756    $ 3,460,962    $ 2,697,452
                                    ===========    ===========    ===========

                     The accompanying notes are an integral
                       part of these financial statements.


                             BUSINESS COMPONENTS OF
                 THE RANSON COMPANY, INC. AND SUBSIDIARY ACQUIRED

       NOTES TO STATEMENTS OF ASSETS AND LIABILITIES AND DIRECT REVENUES,
                DIRECT EXPENSES AND ALLOCATED INDIRECT EXPENSES



 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Business Operations - On January 5, 1996, the stockholders of The Ranson Company, Inc. (the Company) effected the sale of all of the common stock of the Company to an unrelated third party, ND Holdings, Inc. Prior to the sale, certain business operations and assets were disposed of, liquidated, or otherwise transferred and not acquired by ND holdings, Inc. Accordingly, the Business Acquired of The Ranson Company, Inc. (the Business Acquired) was a component of a larger
    consolidated business enterprise, the Company.    The Business
    Acquired included the stock of The Ranson Company, Inc. (the Parent) and its wholly-owned subsidiary, Ranson Capital Corporation (the Subsidiary).

    The Business Acquired operates as an investment advisor and distributor for Ranson Managed Portfolios, which includes the Kansas Municipal Fund, the Kansas Insured Municipal Fund-Limited Maturity and the Nebraska Municipal Fund (the "Mutual Funds"). These three mutual funds have a combined net asset value of approximately $171,000,000 as of March 31, 1995. The Business Acquired also offers investment banking services, which include services related to originating, underwriting and distributing initial issues of securities to customers in the state of Kansas ("Public Finance"). Additionally, the Business Acquired also purchases and sells securities in the secondary market ("Purchases and Sales").

    The Subsidiary is registered with and is a member of the National Association of Securities Dealers, Inc. (NASD). This is a self-regulating body formed by the industry to protect its members and the investing public. In accordance with regulations under The Securities Exchange Act of 1934, the Subsidiary is also registered with the Securities and Exchange Commission.

    Basis of Presentation - The accompanying statements of the Business Acquired have been prepared from the books and records maintained by the Company and include the accounts of The Ranson Company, Inc. and the certain operations of its wholly-owned subsidiary, Ranson
    Capital Corporation relating to the Mutual Funds, Public
    Finance and Purchases and Sales. All material intercompany accounts and transactions have been eliminated. The statements of direct revenues, direct expenses and allocated indirect expenses of the Business Acquired may not necessarily be indicative of the results of operations that would have been obtained if the Business Acquired had been operated as an independent entity.

    The Business Acquired is a component of a larger consolidated business enterprise, the Company. The larger consolidated business enterprise also operated another component which was not a part of the Business Acquired. Certain financial information related to the component not acquired, including direct revenues and expenses, has been excluded from these statements.

 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (Continued)

    It is impracticable to prepare statements for the Business Acquired in accordance with generally accepted accounting principles due to the existence of indirect revenues and indirect overhead expenses not specifically identifiable with the separate components of the Company.

    Direct Expenses and Indirect Overhead Expenses - The Business Acquired accounts for direct general selling and administrative expenses based on actual expenditures incurred by its various components when specifically identifiable. The entire Company also incurs expenses not directly attributable to any specific component. Such expenses are accounted for as indirect overhead expenses, are allocated to the various components and consist of the following:


                                                Year Ending March 31,

                                         ---------------------------------
                                            1995        1994       1993
                                         ---------   ---------   ---------
    Salaries, commissions and bonuses    $ 215,375   $ 264,991   $ 228,445
    Employee benefits and taxes             38,569      44,600      46,446
    Communications                          40,761      46,258      46,131
    Rents                                  101,859     119,040     143,403
    Maintenance                             13,609      18,452      17,902
    Professional fees                       33,473      19,283      22,231
    Office supplies                         12,801      28,644      23,869
    Depreciation                            16,997      13,317       7,855
    Insurance                               33,795      37,919      22,532
    Other                                    7,756      11,938       5,735
                                         ---------   ---------   ---------
                                           514,995     604,442     564,549
    Less estimated amount allocated to
      component of the Company not acquired
      (approximately 17% - 18% of total)   (92,624)   (104,382)    (98,179)
                                         ---------   ---------   ---------
    Indirect overhead expenses allocated
      to the Business Acquired           $ 422,371   $ 500,060   $ 466,370
                                         =========   =========   =========


    The Company's management allocated indirect overhead expenses to the various components based on the approximate percentage of direct expenses of the various business components in relationship to the direct expenses of the Company as a whole. Management believes the allocations are reasonable when using such relationships.

 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (Continued)

    Income tax expenses are not reflected in the accompanying statements of direct revenues, direct expenses and allocated indirect expenses. It is impracticable to calculate income taxes separately for the Business Acquired from that of the Company due to the indirect overhead expenses allocations discussed previously. The Company as a whole recorded current income tax expense in the amounts of $68,592, $107,814 and $156,735 for 1995, 1994 and 1993, respectively. These amounts were calculated on a consolidated return basis.

    Investments - The Parent elected to adopt the provisions of FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, as of March 31, 1995. Statement No. 115 requires that management determine the appropriate classification of securities at the date of adoption, and thereafter at the date individual investment securities are acquired, and that the appropriateness of such classification be reassessed at each balance sheet date.

    Trading securities are held for resale in anticipation of short-term (generally 90 days or less) fluctuations in market prices. Trading securities, consisting primarily of actively traded Kansas and Nebraska municipal bonds, are stated at fair value. Realized and unrealized gains and losses are included in income.

    Available-for-sale securities consist of investments in mutual funds and unit investment trusts managed by the Subsidiary and are stated at fair value. Any unrealized holding gains and losses, net of the related deferred tax effect, would be reported as a separate component of stockholders' equity. As cost approximates fair value there is no such separate component of stockholders' equity.

    Prior to the adoption of Statement No. 115, the Parent stated its debt securities at the lower of amortized cost or fair value. The Subsidiary, a broker and dealer in securities, previously stated its debt securities at fair value; the provisions of Statement No. 115 are not applicable to the Subsidiary. The adoption of Statement No. 115 by the Parent had no material impact on the accompanying statements.

    Revenue Recognition - Securities transactions are recorded on the settlement date. The effect on income of transactions executed but not yet settled is not material to the statements.

 1. NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (Continued)

    Property Assets - Property assets are carried at cost. Depreciation is computed using the straight-line and declining-balance methods. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized. Deduction is made for retirements resulting from the renewals or betterments.

    Income Taxes - The Parent files consolidated income tax returns with its Subsidiary. Effective April 1, 1993, the Company adopted FASB Statement No. 109, Accounting for Income Taxes. Statement No. 109 requires that deferred taxes be recorded on a liability method and adjusted when new tax rates are enacted. The adoption of Statement No. 109 had no impact on the accompanying statements.

    The Business Acquired has no material deferred income tax items.


 2. SECURITIES AND EXCHANGE COMMISSION REQUIREMENTS AND
    SUBSEQUENT PURCHASE

    The accompanying statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission which requires separate statements of a business acquired by a Registrant.

    On January 5, 1996, the stockholders of the Company completed the sale of all of their common stock to an unrelated third party, ND Holdings, Inc. for an estimated aggregate purchase price of $6,196,403. Approximately 80% of the total aggregate purchase price (or $5,083,274) was paid directly to the stockholders of the Company on January 5, 1996 and the remaining $1,113,129 was placed in escrow pending final determination of the purchase price on July 3, 1996.

    Prior to the sale, the Company liquidated many of its assets, including certain securities owned, trading accounts, certain investments and certain other assets. The Company did not realize any material losses upon the liquidation of such assets. Upon purchase of the Company, ND Holdings, Inc. liquidated most of the Company's assets remaining at the date of purchase, including certain trading securities and certain securities available for sale.

    On February 5, 1996, ND Holdings, Inc. filed a registration statement on Form S-1 with the Securities and Exchange
    Commission of which these accompanying statements will be a part.

 3. SPECIAL RESERVE BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF
    CUSTOMERS

    The Subsidiary operates under the provisions of Paragraph
    (k)(2)(i) of Rule 15c3-3 of the Securities and Exchange Commission and, accordingly, is exempt from the remaining provisions of that Rule. Pursuant to Rule 15c3-3, no amount was required to be on deposit in the "Special Reserve Bank Account for the Benefit of Customers" at March 31, 1995 and 1994.


 4. INVESTMENTS

    The following is a summary of trading securities as of March 31, 1995:

                                 Gross       Gross       Gross     Estimated
                               Amortized  Unrealized  Unrealized     Fair
                                 Cost        Gain        Loss        Value

                               --------   ---------   ----------   --------
    Kansas and Nebraska
      municipal bonds          $ 22,238   $      --   $       --   $ 22,238
                               ========   =========   ==========   ========

The following is a summary of securities available-for-sale as of March 31, 1995:

                                 Gross       Gross       Gross     Estimated
                               Amortized  Unrealized  Unrealized     Fair
                                 Cost        Gain        Loss        Value

                               --------   ---------   ----------   --------
    Kansas and Nebraska
      municipal bond mutual
      funds                    $ 19,115   $      --   $       --   $ 19,115
    Kansas and Nebraska unit
      investment municipal
      trusts                     12,404          --           --     12,404
                               --------   ---------   ----------   --------
                               $ 31,519   $      --   $       --   $ 31,519
                               ========   =========   ==========   ========


    The mutual fund and unit investment trust investments have no contractual maturity and are due on demand.

    The carrying value and estimated market values of securities owned, trading accounts at March 31, 1995 and 1994 consist of the following:


                                          Unrealized  Unrealized     Fair
                               Cost          Gain        Loss        Value

                            -----------   ---------   ---------   -----------
    1995
    Kansas and Nebraska
      municipal bonds       $ 1,406,443   $      --   $      --   $ 1,406,443
    Kansas and Nebraska
      unit investment
      municipal trusts          109,250         375          --       109,625
                            -----------   ---------   ---------   -----------
                            $ 1,515,693   $     375   $      --   $ 1,516,068
                            ===========   =========   =========   ===========
    1994
    Kansas and Nebraska
      municipal bonds       $   665,208   $      --   $  34,900   $   630,308
    Kansas and Nebraska
      unit investment
      municipal trusts        2,558,482          --     123,022     2,435,460
                            -----------   ---------   ---------   -----------
                            $ 3,223,690   $      --   $ 157,922   $ 3,065,768
                            ===========   =========   =========   ===========

    Investments at March 31, 1995 and 1994 are stated at market which approximates cost and consist of the following:

                                           1995         1994
                                        ---------     ---------
     Kansas and Nebraska municipal
       bond mutual funds                $ 246,780     $ 252,603
     Kansas and Nebraska unit
       investment municipal trusts             --        13,080
                                        ---------     ---------
                                        $ 246,780     $ 265,683
                                        =========     =========

 5. PROPERTY ASSETS

    Property assets consist of the following:

                                               March 31
                                        ---------------------      Estimated
                                           1995       1994       Useful Lives
                                        ---------   ---------    ------------
     Furniture and office equipment     $ 136,107   $ 106,996    5 to 7 years
     Accumulated depreciation              75,048      49,275
                                        ---------   ---------
                                        $  61,059   $  57,721
                                        =========   =========

 6. LEASES

    The Subsidiary leases office facilities and equipment under long-term lease agreements which expire in various years through 1998 and are classified as operating leases. The following is a schedule of future minimum lease payments for operating leases (with initial or remaining terms in excess of one year) as of March 31, 1995:

             Year Ending March 31
             --------------------
                    1996              $ 6,660
                    1997                1,665
                    1998                  228
                                     --------
                                     $  8,553
                                     ========

 7. NOTES PAYABLE, BANK

    Notes payable, bank with interest rates of 10.75% and 8.0% in 1995 and 1994, respectively, were as follows:

                                                                 March 31

-------------------------
                                                        1995          1994

                                                    -----------   -----------
     Demand notes secured by municipal bonds with
          a loan value of $1,257,841 and $2,968,675 $ 1,257,841   $ 2,968,675
                                                    ===========   ===========

 8. NOTES PAYABLE, OTHER

    Notes payable, other consist of the following:

                                                              March 31
                                                        -------------------
                                                          1995       1994
                                                        --------   --------
    10% unsecured note payable to individual, interest
      due monthly with principal due August 1995.       $ 75,000   $     --

    10% unsecured note payable to individual, interest
      due monthly with principal due April 1993.              --     12,500

    12.75% note payable to vendor, due in monthly
      installments of $721 through September 1994,
      secured by equipment.                                   --      4,170
                                                        --------   --------
                                                        $ 75,000   $ 16,670
                                                        ========   ========

 9. RELATED PARTY TRANSACTIONS

    The Business Acquired had the following employees' advances and notes receivable at March 31, 1995 and 1994:

                                                               March 31

                                                        -------------------
                                                          1995       1994
                                                        --------   --------
    Employee advances                                   $ 12,176   $  2,129

    8.5% promissory notes receivable from
      stockholders and officers due May 1995               6,514      6,091

    8.25% promissory notes receivable from
      stockholders and officers due May 1994                  --     55,000

    6% note receivable from stockholder
      and officer due in 1995                                 --     50,500
    Accrued interest receivable                              411        386
                                                        --------   --------
                                                        $ 19,101   $114,106
                                                        ========   ========

    The Subsidiary leases its office space from a partnership in which one of the Subsidiary's officers is an owner. In 1993, the Subsidiary also leased certain office equipment from two partnerships in which two of the Subsidiary's officers owned various interests.


10. EMPLOYEE BENEFIT PLAN

    The Subsidiary established a 401(k) Profit Sharing Plan for the benefit of its employees. Any full-time employee as of December 1 is eligible for this Plan. The Plan contribution is determined annually by the Subsidiary's Board of Directors.

11. NET CAPITAL REQUIREMENTS

    Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Subsidiary is required to maintain a minimum net capital, as defined under such provisions. Net capital and the related net capital ratio may fluctuate on a daily basis. The Subsidiary had net capital, net capital requirements and a ratio of aggregate indebtedness to net capital as follows:

                                             March 31
                                       ---------------------
                                          1995       1994
                                       ---------   ---------
     Net capital                       $ 514,682   $ 256,489
     Net capital requirements          $ 100,000   $  75,000

     Ratio of aggregate indebtedness
          to net capital                .16 to 1   1.32 to 1


12. OFF-BALANCE SHEET RISK

    The Subsidiary's commission revenue results from customer transactions introduced solely through its clearing broker. The clearing broker assumes the responsibility for execution, clearance, collection and delivery, including all recordkeeping requirements, in relation to the Subsidiary's customers' transactions. Off-balance sheet risk exists with respect to these transactions due to the possibility that such customers may be unable to fulfill their contractual commitments wherein the clearing broker may charge any losses incurred to the Subsidiary. The Subsidiary has in place controls to minimize this risk through monitoring credit worthiness of its customers and monitoring the proper execution of transactions by the clearing broker.